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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2013

TO OUR SHAREHOLDERS:

We are pleased to enclose this year’s proxy statement and look forward to providing you with an update on our accomplishments at our 2013 annual meeting. The following highlights key aspects of our performance and corporate governance activities as described in more detail in this proxy statement.

Despite a difficult environment with low volatility in 2012, we made significant progress in advancing our global strategy while preparing for the changing regulatory landscape. We generated substantial cash from operations and traded nearly 3.0 billion contracts with average daily volume of 11.4 million. We acquired the Kansas City Board of Trade, announced plans for a European exchange, strengthened our strategic partnerships and launched new products, including deliverable interest rate swap futures, as part of helping customers worldwide meet their evolving risk management needs. For a more detailed discussion on our financial performance, see our 2012 annual report.

Enhancing Our Corporate Governance

The board and its governance committee continue to evaluate its corporate governance practices. We are pleased to share the steps we have taken and the progress we have made to further strengthen our corporate governance practices and demonstrate our responsiveness to shareholder concerns.

•	Declassified the Board—We were successful in seeking shareholder approval to declassify our board as of the 2014 annual meeting and move to annual elections.

•	Established a Lead Director Role—We created a formal independent lead director position as part of our leadership structure.

•

Adopted a Majority Voting Standard—We have agreed to move forward with the adoption of a majority voting standard and plan to formally adopt amendments to our bylaws and corporate governance principles, which take effect in connection with our 2014 annual meeting.

Returning Value to Our Shareholders

We generated significant cash in 2012, returning more than $1.2 billion to our shareholders. Our dividend yield approached 7 percent, or 4.5 percent if you exclude the accelerated fifth dividend, which was paid in December due to uncertainty surrounding dividend income tax treatment. We are pleased with the positive feedback we have received on our revised dividend policy and will continue to consider and pay out our variable fifth dividend based on our annual performance.

Enhancing Our Executive Compensation Program

In 2011 and 2012, we increased the alignment of pay and performance for our named executive officers and as a result, last year, shareholders representing approximately 96% of the votes cast approved our executive compensation program. In 2012, performance-based compensation represented approximately 50% of aggregate target total compensation for our named executive officers, representing an increase from approximately 39% in 2011.

Our Role in the Financial Community

We are proud of the recognitions we have received in 2012 acknowledging our commitment to our customers, employees and our community, including Computerworld’s 100 Best Places to Work in IT; InformationWeek 500—List of Leading Technology Innovators; Derivatives Week/Derivatives Intelligence—Clearing House of the Year; Inside Market Data—Best Data Provider of the Year; and Markets Media Magazine—Best Futures Exchange.

We believe our accomplishments during 2012 reflect our ongoing commitment to the company’s long term success and to representing our shareholders’ interests.

THE BOARD OF DIRECTORS OF CME GROUP INC.

April 8, 2013

Dear Shareholder:

It is our pleasure to invite you to attend the 2013 annual meeting of shareholders of CME Group Inc. The meeting will be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois.

In addition to topics described herein, we will provide a report on our operating results and there will be an opportunity to ask questions of interest to you as a valued shareholder and customer.

Your vote is very important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote your shares over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Holders of Class A shares may also vote by telephone.

Sincerely,

Terrence A. Duffy Executive Chairman and President	Phupinder S. Gill Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	3:30 p.m., Central Time, on Wednesday, May 22, 2013.

PLACE:	CME Group headquarters in the auditorium, located at 20 South Wacker Drive, Chicago, Illinois.

MATTERS TO BE VOTED ON:	Item 1: To elect nine directors that we refer to as “Equity directors.”

Item 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.

Item 3: To approve, by advisory vote, the compensation of our named executive officers.

Item 4: To consider a shareholder proposal set forth in the proxy statement, if properly presented at the annual meeting.

Item 5: To elect one Class B-1 director and one Class B-3 director.

Item 6: To elect five members of the Class B-1 nominating committee, five members of the Class B-2 nominating committee and five members of the Class B-3 nominating committee.

And, to transact any other business that may properly come before the meeting.

WHO MAY VOTE:	Shareholders of record of CME Group Inc. Class A or Class B common stock at the close of business on March 27, 2013.

IMPORTANT INFORMATION ON VOTING YOUR SHARES:	If you wish to vote over the Internet or by telephone (Class A shares only) and you hold your shares at Computershare, our transfer agent, you may vote until 10:59 p.m., Central Time, on Tuesday, May 21, 2013. If you hold your shares through a bank or broker you will need to vote in accordance with their deadline, which may be earlier than May 21, 2013.

IMPORTANT INFORMATION ABOUT ATTENDING THE MEETING:	You may attend the meeting only if you owned shares of our Class A or Class B common stock as of the close of business on March 27, 2013. If you or your legal proxy holder plan to attend the meeting in person, you must follow the admission procedures described on page 68. If you do not comply with these procedures, you will not be admitted to the meeting. All attendees must have photo identification, such as a driver’s license or passport. Please note that seating is limited and will be granted on a first come basis. You should allow sufficient time to clear security. Additional information about the meeting logistics is available beginning on page 66.

IMPORTANT NOTICE REGARDING THE DATE OF AVAILABILITY OF PROXY MATERIALS:	We are pleased to again take advantage of the Securities and Exchange Commission (SEC) rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process expedites your receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. We expect to either mail or provide notice and electronic delivery of this notice of annual meeting, proxy statement and 2012 annual report on or about April 12, 2013. The proxy statement contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received a notice by mail, or (ii) elect to receive your proxy materials over the Internet next year, if you received them by mail this year.

By order of the board of directors,

Kathleen M. Cronin
Senior Managing Director, General Counsel and Corporate Secretary

April 8, 2013

Chicago, Illinois

SUMMARY INFORMATION

To assist you in reviewing our 2012 performance, we would like to call your attention to key elements of our proxy statement. The following description is only a summary. For more complete information about these topics, please review our 2012 annual report and the complete proxy statement. Additional information regarding the logistics of the annual meeting is available beginning on page 66.

BUSINESS HIGHLIGHTS

Despite a difficult environment with low volatility in 2012, we made significant progress in advancing our global strategy while preparing for the changing regulatory landscape. We generated substantial cash from operations and traded nearly 3.0 billion contracts with average daily volume of 11.4 million. We acquired the Kansas City Board of Trade, announced plans for a European exchange, strengthened our strategic partnerships and launched new products, including deliverable interest rate swap futures, as part of helping customers worldwide meet their evolving risk management needs. For a more detailed discussion on our financial performance, see our 2012 annual report.

COMPENSATION HIGHLIGHTS

As discussed in our Compensation Discussion and Analysis section beginning on page 31, we continued to enhance our pay for performance program by increasing the proportion of equity delivered in performance shares in 2012. We increased the performance period from one year to three years; added a new company performance measure; and the performance share award was weighted equally on three-year cash earnings growth on a per share basis and three-year total shareholder return relative to the S&P 500. As a result of these changes, our overall 2012 performance-based compensation represented approximately 50% of aggregate target total compensation for our named executive officers, representing an increase from approximately 39% in 2011.

SHAREHOLDER ACTIONS

ELECTION OF DIRECTORS (Items 1 and 5)

You will find important information about the qualifications and experience of each of the Equity director nominees beginning on page 5 and the Class B director nominees on page 26. Our board recommends that you vote “FOR” each of the Equity director nominees. It is not making a recommendation on the election of the Class B directors.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 3)

Our shareholders have the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as set forth in Item 3 on page 21. Last year, shareholders representing approximately 96% of the votes cast approved our executive compensation program for our named executive officers. In evaluating this “say on pay” proposal, we recommend that you review our Compensation Discussion and Analysis, which explains how and why the compensation committee arrived at the compensation actions and decisions for 2012. Our board recommends that you vote “FOR” the advisory approval of the compensation of our named executive officers.

SHAREHOLDER PROPOSAL (Item 4)

You are being asked to consider a shareholder proposal contained in the proxy statement to provide for shareholder proxy access. As discussed in our statement beginning on page 22, we believe that the ownership level of only 1% combined with a holding requirement of only one year does not establish meaningful long-term ownership, which must be a prerequisite to having the ability to nominate up to 25% of our Equity directors. We received a similar proposal last year and the proposal received less than a majority of the votes cast by shareholders. Our board recommends that you vote “AGAINST” the shareholder proposal.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	1

Proxy Statement for the

Annual Meeting of Shareholders of

CME GROUP INC.

To be held on Wednesday, May 22, 2013

The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held on May 22, 2013, at 3:30 p.m. Central Time, in the auditorium at CME Group’s corporate headquarters, 20 South Wacker Drive, Chicago, Illinois. The terms “we,” “us” and “our” refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the NASDAQ Global Select Market (NASDAQ) under the trading symbol “CME.” Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.

In May 2012, the board of directors declared a five-for-one split of our Class A common stock effected by way of a stock dividend to its Class A and Class B shareholders. The stock split was effective July 20, 2012 for all shareholders of record on July 10, 2012. As a result of the stock split, all amounts related to shares and per share amounts have been retroactively restated in this proxy statement.

Further information about CME Group can be found at http://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 70.

2	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS

You are being asked to vote on the election of nine Equity director nominees. The biographies of the Equity director nominees are set forth beginning on page 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EQUITY DIRECTOR NOMINEES.

ELECTION PROCESS

Our certificate of incorporation provides that our board shall consist of no more than 33 members with six directors (Class B directors) elected by Class B shareholders and the remaining directors (Equity directors) elected by our Class A and Class B shareholders voting together. The election of the Class B directors is discussed under Item 5 on page 25. In accordance with our current bylaws, directors are elected by a plurality of the shares present at the meeting, meaning that director nominees with the most affirmative votes are elected to fill the available seats. The directors elected at the 2013 annual meeting will hold office for a one-year term expiring at the 2014 annual meeting. The board has agreed to adopt a majority vote standard and plans to adopt formal amendments to its bylaws and corporate governance principles, which will be in effect for the 2014 annual meeting.

DIRECTOR NOMINATIONS

Our board and its nominating committee seek candidates with a variety of talents and expertise to ensure that the board overall as a whole is operating effectively and is focused on creating long-term value for our shareholders. We believe that our board should be composed of individuals from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and who exercise their good judgment to provide practical insights and different perspectives. In selecting candidates, the board endeavors to find individuals who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders.

The nominating committee solicits candidates from its current directors and, if deemed appropriate, retains, for a fee, recruiting professionals to identify and evaluate candidates. The nominating committee also considers Equity director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominees’ qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the nominating committee, Attention: Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the nominating committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating committee’s charter is available on our website.

The holders of the Class B-1, Class B-2 and Class B-3 common stock elect members of nominating committees for their respective class, which are responsible for nominating candidates for election by their class. See Item 6 for more information. Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class.

DIRECTOR QUALIFICATIONS

The nominating committee believes that it is essential that board members represent diverse viewpoints. However, it has not adopted a specific policy on the role of diversity in assessing director candidates. In considering candidates for the board, the nominating committee considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we have not adopted a set of firm criteria that an individual must meet to be considered. The nominating committee, composed entirely of directors who are independent under applicable listing standards, reviews the qualifications and backgrounds of potential directors in light of the needs of the board and CME Group at the time and nominates a slate of Equity director nominees to be nominated for election at the annual meeting of shareholders. In evaluating potential director nominees, the nominating committee will take into consideration, among other factors, whether the nominee:

•	Has the highest professional and personal ethics and values.

•	Is independent of management under our categorical independence standards.

•	Has the relevant expertise and experience required to offer advice and guidance to our Executive Chairman & President and CEO.

•	Helps the board reflect the applicable board composition requirements of the CFTC.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	3

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

•	Has the ability to make independent analytical inquiries.

•	Can dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

•	Has the ability to represent the interests of the shareholders of CME Group and to create long-term value.

•	Has any special business experience and expertise in a relevant area.

•	Would be considered an audit committee financial expert or financially literate, as such terms are defined in applicable rules, regulations and listing standards.

•	Has an understanding of our business, products, market dynamics and customer base.

For more information concerning our directors’ qualifications, see the Director Attributes on page 11.

2013 DIRECTOR NOMINEES

Upon the recommendation of the board nominating committee, the board has nominated Terrence A Duffy, Charles P. Carey, Mark E. Cermak, Martin J. Gepsman, Leo Melamed, Joseph Niciforo, C.C. Odom II, John F. Sandner and Dennis A. Suskind. Each of the Equity director nominees currently serves on the board.

In addition to the nominees for Equity director, our Class B-1 and Class B-3 shareholders are each entitled to elect a board member at the 2013 annual meeting. The biographies of these nominees are set forth on page 26 under Item 5. Paul J. Heffernan and Howard J. Siegel are the nominees for the Class B-1 director. Howard J. Siegel is a current member of our board. Peter J. Kosanovich and Steven E. Wollack are the nominees for the Class B-3 director.

We have no reason to believe that any of the Equity director or Class B director nominees will be unable or unwilling to serve if elected.

References to terms of our board of directors include service on the board of CME Group (f/k/a Chicago Mercantile Exchange Holdings Inc.) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in December 2002. The boards of our exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), CME, Commodity Exchange, Inc. (COMEX), New York Mercantile Exchange, Inc. (NYMEX) and The Board of Trade of Kansas City, Missouri, Inc. (KCBT) are composed of the same members as the CME Group board of directors. Ages are as of March 27, 2013. Information on public directorships is for the past five years.

REQUIRED VOTE

Nine nominees receiving the highest number of “FOR” votes from all classes of our Class A and Class B common stock present in person or represented by proxy at the annual meeting voting together as a single class.

4	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 1—ELECTION OF DIRECTORS (CONTINUED)

EQUITY DIRECTORS UP FOR ELECTION AT THE 2013 ANNUAL MEETING

Terrence A. Duffy Age: 54 Director since: 1995

Mr. Duffy has served as our Executive Chairman & President since May 2012. Previously, he served as Executive Chairman since 2006, when he became an officer of CME Group. He served as Chairman of the board from 2002 and our Vice Chairman from 1998 until 2002. He was President of TDA Trading, Inc. from 1981 to 2002 and has been a member of CME since 1981. In 2002, he was appointed by President Bush to serve on a National Saver Summit on retirement savings. He also was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board. Mr. Duffy currently serves on the board of World Business Chicago, the board of trustees of Saint Xavier University, the Regional Advisory Board of The American Ireland Fund and is co-chair of the Mayo Clinic Greater Chicago Leadership Council.

Charles P. Carey Age: 59 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Carey served as our Vice Chairman in connection with our merger with CBOT Holdings from 2007 until 2010. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a partner in the firm Henning & Carey Trading, one of our member firms. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978.

Mark E. Cermak Age: 61 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Cermak previously served as a director of CBOT since 2000. Mr. Cermak is currently Director of Execution Services of ABN AMRO Clearing Chicago LLC, which was formerly known as Fortis Clearing Chicago LLC, and President of the William F. O’Connor Foundation. Previously, Mr. Cermak served as President, Futures Division at O’Connor & Company LLC from 1995 until it was acquired by Fortis Clearing Americas in 2006. Mr. Cermak served in the U.S. Army from 1969 to 1971 and has been a member of CBOT since 1987. He also serves on the Mayo Clinic Greater Chicago Leadership Council.

Martin J. Gepsman Age: 60 Director since: 1994

Mr. Gepsman served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 25 years. Mr. Gepsman has also been an independent floor broker and trader since 1985.

Leo Melamed Age: 81 Director since: 1998 1967 - 1990

Mr. Melamed is the founder of financial futures and was instrumental in the creation of our CME Globex platform. He has served as CME Chairman Emeritus since 1997 and Chairman of our Strategic Steering Committee since 2001. He served as Chairman of our board from 1968 until 1973. He was founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976, and then CME Chairman until 1977. Mr. Melamed served as a special advisor to the company in the role of Special Counsel to our board from 1977 to 1985 and then in the role of Chairman of its Executive Committee from 1985 until 1990. From 1993 to 2001, he served as Chairman and CEO of Sakura Dellsher, Inc., a former clearing firm of CME, and currently

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	5

ITEM 1—ELECTION OF DIRECTORS (CONTINUED)

serves as Chairman and CEO of Melamed & Associates, a global consulting group. He is founder and a permanent advisor to the National Futures Association, and a consultant to CIF.CO International Group in China. He serves on the Board of Overseers of the Becker Friedman Institute of the University of Chicago and on the advisory board of Vernon & Park Capital L.P. Mr. Melamed is also a published author of a number of books pertaining to markets and the history of CME Group.

Joseph Niciforo Age: 52 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Niciforo is a principal of Henning & Carey Trading, one of our member firms. He previously served as Chairman of Twinfields Capital Management, a global fixed income hedge fund, from 2004 to 2009. Prior to that, Mr. Niciforo was partner and Managing Director—U.S. Fixed Income at Tudor Investment Corporation. He is a member of the Fordham Law School National board of advisors.

C.C. Odom II Age: 70 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Odom previously served as a director of CBOT since 2002 and from 1979 to 1982 and as Vice Chairman in 1982. Mr. Odom is founder and sole proprietor of Odom Investments. He is a trader and has been an independent member of CBOT for more than 25 years and was a member of the Chicago Board Options Exchange (CBOE) from 1974 to 1991. Mr. Odom served as Chairman of the board at New Orleans Commodity Exchange in 1981 and prior to that as charter director, 1979 to 1980. He served as a firm-delegated member of the New York Stock Exchange from 1971 to 1973, and a director of the International Precious Metals Institute from 1979 to 1983. Mr. Odom is the founder of CCO Venture Capital and Argent Venture Capital and the co-founder and principal of Frontier Healthcare, LLC. Mr. Odom previously served as a principal of three CBOT clearing member firms and a principal of a CBOE member clearing firm. He is the sole proprietor of the Rock’n C Ranch. Over the course of his career, Mr. Odom served on more than 40 boards of directors and board level committees of various financial services organizations.

John F. Sandner Age: 71 Director since: 1978	Public Directorships: Echo Global Logistics, Inc.	Previous Public Directorships: Click Commerce Inc.

Mr. Sandner has been a member of CME for more than 30 years. He also served as our Special Policy Advisor from 1998 to 2005. Previously, he served as Chairman of our board for 13 years. Mr. Sandner has served as Chairman of E*Trade Futures, LLC since 2003. Mr. Sandner previously served as President and CEO of RB&H Financial Services, L.P., a futures commission merchant and one of our former clearing firms, from 1985 to 2003. Mr. Sandner currently serves on the board of the National Futures Association and serves as one of our board representatives on the Dubai Mercantile Exchange.

Dennis A. Suskind Age: 70 Director since: 2008	Public Directorships: Bridgehampton National Bank	Previous Public Directorships: NYMEX Holdings, Inc.

Mr. Suskind joined J. Aron & Company in 1961 where he served as Executive Vice President and was responsible for the worldwide precious metal trading operations. In 1980, Mr. Suskind became a general partner of Goldman Sachs, upon its acquisition of J. Aron & Company, until his retirement in 1990. During his tenure in trading metals, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, D.C.

6	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 1—ELECTION OF DIRECTORS (CONTINUED)

DIRECTORS NOT STANDING FOR ELECTION IN 2013

All terms expire at the 2014 annual meeting.

Jeffrey M. Bernacchi Age: 54 Director since: 2009

Mr. Bernacchi is an independent trader of our markets and has served as President and owner of JMB Trading Corp. since 1980, managing member of Celeritas Capital LLC since 2008, and Class C Member of Trade Lifts, LLC since 2012. He is also a member of PRMIA, Professional Risk Managers’ International Association, a member of Hyde Park Angels, a leading Chicago-based angel investment group, and serves as an independent board member of Prism Analytical Technologies, a private company providing leading air testing technologies.

Timothy S. Bitsberger Age: 53 Director since: 2008

Mr. Bitsberger has served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, since December 2010. He previously served as senior consultant with Booz Allen Hamilton from May 2010 to November 2010. Previously, he was with BancAccess Financial from December 2009 to April 2010 and was Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also was with the U.S. Treasury Department from 2001 to 2005 serving first as their Deputy Assistant Secretary for federal finance and more recently as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.

Dennis H. Chookaszian Age: 69 Director since: 2004	Public Directorships: Allscripts Healthcare Solutions, Inc. Career Education Corporation Internet Patents Corporation	Previous Public Directorships: LoopNet, Inc. Insweb Corp.

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered certified public accountant.

Jackie M. Clegg Age: 51 Director since: 2007	Public Directorships: Brookdale Senior Living	Previous Public Directorships: Blockbuster, Inc. Cardiome Pharma Corp. CBOT Holdings, Inc. Javelin Pharmaceuticals

Ms. Clegg previously served as a director of CBOT since 2003. As an independent board member, Ms. Clegg has chaired and served on several special committees for mergers and acquisitions as well as on numerous audit committees. Ms. Clegg serves as the Managing Partner of Clegg International Consultants, LLC, an international strategic consulting firm. Previously, she served as the Vice Chair of the board, First Vice President, and as the COO of the Export-Import Bank of the United States, the official U.S. export credit agency that assists in financing the export of U.S. goods and services to international markets. During her 29-year career in Washington, D.C., Ms. Clegg has also worked in the U.S. Congress on national security issues, foreign affairs, and international finance and monetary policy.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	7

ITEM 1—ELECTION OF DIRECTORS (CONTINUED)

James A. Donaldson Age: 68 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Donaldson previously served as a director of CBOT since 2004. Prior to that, Mr. Donaldson served as a partner of Kelly Grain Company, Executive Vice President and Secretary of Kelly Commodities, Inc. and a broker in the soybean oil pit. He has also been affiliated with Archer Daniels Midland and Kohlmeyer & Company. He is a veteran of the U.S. Air Force. Mr. Donaldson has been a member of CBOT since 1968 and is an independent trader.

Larry G. Gerdes Age: 64 Director since: 2007	Previous Public Directorships: Access Plans, Inc. CBOT Holdings, Inc. Transcend Services, Inc.

Mr. Gerdes has served as general partner of Sand Hill Financial Company, a venture capital partnership, since 1983. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes formerly served as Chairman from 2000 and as CEO from 1993 of Transcend Services, concluding with the sale of that company in April 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC and serves as Chairman of the board of Solo Health, a private company in Atlanta. Mr. Gerdes is a member of the Dean’s Advisory Council for The Kelley School of Business at Indiana University, serves as trustee for Monmouth College.

Phupinder S. Gill Age: 52 Director since: 2012	Public Directorships: First Midwest Bancorp Inc.

Mr. Gill has served as our CEO and a member of our board since May 2012. Previously he served as President since 2007 and as President and COO since 2004. Before that, Mr. Gill held positions of increasing responsibility, including Managing Director and President of CME Clearing since joining us in 1988. Mr. Gill serves on the board of Bursa Malaysia Derivatives Berhad and the World Federation of Exchanges. Mr. Gill is a member of the board of directors of Teach for America—Chicago and the Advisory Council for Youth Services of Glenview/Northbrook. He also serves as a member of our Competitive Markets Advisory Council and member of the board of directors of The Alexander Maxwell Grant Foundation.

Daniel R. Glickman Age: 68 Director since: 2001	Previous Pubic Directorships: Hain-Celestial Corporation

Mr. Glickman has served as Executive Director of the Aspen Institute’s Congressional Program since April 2011 and as Vice President of the Aspen Institute since 2012. Mr. Glickman also has served as a Senior Fellow for the Bipartisan Policy Center since July 2010. From 2004 to April 2010, Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and, served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995.

J. Dennis Hastert Age: 71 Director since: 2008

Mr. Hastert served as Speaker of the House of Representatives from 1999 through 2007. He served 11 terms in Congress and retired from the House of Representatives in 2007. Prior to his role as Speaker, Mr. Hastert served as Chief Deputy Majority Whip in the 104th Congress and also served as Chairman of the House of Government Reform and Oversight Subcommittee on National Security, International Affairs and Criminal Justice. He also spent the first 16 years of his career teaching government, history and economics at Yorkville High School in Illinois.

8	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM  1—ELECTION OF DIRECTORS (CONTINUED)

Bruce F. Johnson Age: 70 Director since: 1998	Public Directorships: Copytele Inc.

Mr. Johnson has been a member of CME for more than 30 years. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, Inc., a former futures commission merchant and former clearing firm, from 1969 through 2003. Mr. Johnson also serves on the board of the Chicago Crime Commission.

William P. Miller II Age: 57 Director since: 2003 1999 - 2002	Public Directorships: American Axle and Manufacturing Holdings, Inc.

Mr. Miller has served as the Senior Managing Director and Chief Financial Officer of Financial Markets International, Inc. since March 2011. Previously, he served as the Deputy Chief Investment Officer for the Ohio Public Employees Retirement System from 2008 through March 2011 and as its Senior Investment Officer, Fund Management during 2005 to 2008. He served as Senior Risk Manager for the Abu Dhabi Investment Authority from 2003 to mid-2005. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation and an advisor to Africa Global from 2002 to 2003. Over the 1996 to 2002 period, Mr. Miller was the Independent Risk Oversight Officer for Commonfund responsible for enterprise-wide risk management, regulatory compliance and internal audit. From 1974 through 1996, Mr. Miller held management positions in General Motors engineering, treasury and investment divisions. Mr. Miller is a chartered financial analyst and a member of the Institute of Chartered Financial Analysts. Mr. Miller previously served as a member of the PCAOB Standing Advisory Group and on the board of the Dubai International Futures Exchange, New York Futures Exchange, BTOP50 Family of Funds and the End Users of Derivatives Association. Mr. Miller also serves as one of our board representatives on the Dubai Mercantile Exchange and serves on the Golub Capital Institutional Investor Advisory Board.

James E. Oliff Age: 64 Director since: 1994 1982 - 1992	Previous Public Directorships: FFastFill, plc

Mr. Oliff has been a member of CME for more than 30 years. Mr. Oliff served as our Vice Chairman from 2002 until 2007 and as our Second Vice Chairman from 1998 until 2002. Mr. Oliff has also served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff previously served as Executive Director of International Futures and Options Associates from 1996 to 2005, as President and CEO of FFast Trade U.S., LLC from 2001 to 2005, as Chairman and CEO of FFastFill Inc. from 2003 to 2005 and as FFastFill’s COO from 2001 to 2003. He also served as President of LST Commodities, LLC, an introducing broker, from 1999 until 2002. He currently serves as a member of the advisory board for the MS Program in Financial Engineering at Kent State University and the advisory board of The Review of Futures Markets.

Ronald A. Pankau Age: 56 Director since: 2011

Mr. Pankau has been an independent trader since 1981. He serves as the Treasurer and Secretary of our political action committee and as a member of our business conduct committee, pit supervision and arbitration committees. He is the owner and CEO of JH Best Manufacturing, a steel fabricating plant.

Edemir Pinto Age: 59 Director since: 2011

Mr. Pinto joined the Brazilian Mercantile & Futures Exchange (BM&F) in 1986. In 1987, he became the Derivatives Clearinghouse Officer where he was responsible for risk management, settlement, participant registration, collateral, custody, and controllership. In 1999, he was named CEO of BM&F, and in 2002 he also became the CEO of the Brazilian Commodities Exchange. Mr. Pinto was a member of the BM&F board of directors until 2007. After the integration of BM&F S.A. and Bovespa Holding, creating BM&FBOVESPA S.A., Mr. Pinto was officially appointed to the position of CEO of the combined company.

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ITEM 1—ELECTION OF DIRECTORS (CONTINUED)

Alex J. Pollock Age: 70 Director since: 2004	Previous Public Directorships: Allied Capital Corp.

Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since 2004. He previously served as President and CEO of the Federal Home Loan Bank of Chicago from 1991 through 2004 and as President and CEO of Community Federal Savings. Mr. Pollock serves on the non-profit boards of Great Lakes Higher Education Corporation and as Chairman of the Board of the Great Books Foundation. He has served as our lead director since August 2012.

Terry L. Savage Age: 68 Director since: 2003

Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks, including CNN and CBS. She was a founding member of the CBOE, and was a member of CME from 1975 to 1980. She is a registered investment advisor.

William R. Shepard Age: 66 Director since: 1997

Mr. Shepard has been a member of CME for more than 30 years. Previously he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

Christopher Stewart Age: 55 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Stewart previously served as director of CBOT since 2006. Mr. Stewart served as CEO of Gelber Group, LLC, a clearing member firm, from 2000 to April 2012, and was previously employed by Gelber Group since 1983. Mr. Stewart was appointed to The Rock and Roll Hall of Fame and Museum board in April 2009.

David J. Wescott Age: 56 Director since: 2003 1988-1995

Mr. Wescott has been a member of CME for more than 25 years. He is a founder and partner in TradeForecaster.com LLC, an algorithmic trading and technology company. He has served as President of The Wescott Group Ltd. since 1991 and Managing Partner of the Dowd/Wescott Group since 2006. Mr. Wescott is currently a Managing Partner of DWG Futures. Mr. Wescott has served on numerous functional committees at CME.

DIRECTOR RETIRING FROM THE BOARD EFFECTIVE AS OF THE 2013 ANNUAL MEETING

Gary M. Katler Age: 66 Director since: 1993

Mr. Katler has been a member of CME since 1987. He is currently Vice President of ABN AMRO Clearing Chicago LLC, which was formerly known as Fortis Clearing Chicago LLC. Previously, Mr. Katler served as Vice President of O’Connor & Company LLC from 2002 until it was acquired by Fortis Clearing Americas in 2006. Mr. Katler served as Head of the Professional Trading Group of Fimat USA from 2000 to 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.

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ITEM 1—ELECTION OF DIRECTORS (CONTINUED)

DIRECTOR ATTRIBUTES

We believe all of our board members have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition, the following highlights the key characteristics that the board believes qualifies its current members to serve the interests of our shareholders. This summary, however, is not meant to be a complete description of all of the skills and attributes of our board members. Additional details on our individual directors and director nominees are set forth in their individual biographies. The Class B nominees are nominated by a separate nominating committee. Therefore, the board has not made an assessment of the attributes of the Class B nominees who are not currently members of the board other than whether they may be classified as independent.

Attribute	Directors and Director Nominees with Attribute
Industry Experience
Possesses an understanding of our markets as a result of trading our products, serving as an officer of a firm which trades our products or working in the financial services industry.	Jeffrey M. Bernacchi Timothy S. Bitsberger Charles P. Carey Mark E. Cermak James A. Donaldson Terrence A. Duffy Martin J. Gepsman	Phupinder S. Gill Bruce F. Johnson Gary M. Katler Leo Melamed William P. Miller II Joseph Niciforo	C.C. Odom II James E. Oliff Ronald A. Pankau Edemir Pinto Alex J. Pollock John F. Sandner	Terry L. Savage William R. Shepard Howard J. Siegel Christopher Stewart Dennis A. Suskind David J. Wescott
Independence
Satisfies applicable standards of independence.	Jeffrey M. Bernacchi Timothy S. Bitsberger Mark E. Cermak Dennis H. Chookaszian Jackie M. Clegg James A. Donaldson Martin J. Gepsman	Larry G. Gerdes Daniel R. Glickman J. Dennis Hastert Paul J. Heffernan Bruce F. Johnson Gary M. Katler Peter J. Kosanovich	William P. Miller II Joseph Niciforo C.C. Odom II James E. Oliff Ronald A Pankau Alex J. Pollock Terry L. Savage	William R. Shepard Howard J. Siegel Christopher Stewart Dennis A. Suskind David J. Wescott Steven E. Wollack
CFTC Public Director
Satisfies the CFTC definition of public director.	Timothy S. Bitsberger Jackie M. Clegg Larry G. Gerdes	Daniel R. Glickman J. Dennis Hastert	William P. Miller II Alex J. Pollock	Terry L. Savage Dennis A. Suskind
Government Relations/Regulatory/Public Policy
Experience interacting with our regulators and members of government or prior service in government.	Timothy S. Bitsberger Charles P. Carey Jackie M. Clegg	Terrence A. Duffy Daniel R. Glickman J. Dennis Hastert	Leo Melamed William P. Miller II	Ronald A. Pankau Alex J. Pollock
Management Experience
Experience as a chief executive officer, president or senior vice president of a company or a significant subsidiary, operating division or business unit.	Dennis H. Chookaszian Jackie M. Clegg Larry G. Gerdes	Phupinder S. Gill Daniel R. Glickman James E. Oliff	Ronald A. Pankau Edemir Pinto	Alex J. Pollock Christopher Stewart
Financial Expertise
Experience as a chief financial officer.	Dennis H. Chookaszian	Larry G. Gerdes	William P. Miller II
Professional Accreditations
Possesses an advanced degree.	Dennis H. Chookaszian Jackie M. Clegg Larry G. Gerdes	Daniel R. Glickman Bruce F. Johnson William P. Miller II	Leo Melamed Joseph Niciforo James E. Oliff	Alex J. Pollock John F. Sandner
Risk Management Experience
Experience in overseeing risk management processes and procedures.	Dennis H. Chookaszian	Phupinder S. Gill	William P. Miller II
Other Public Company Directorship
Experience serving as a director of another publicly traded company.	Charles P. Carey Mark E. Cermak Dennis H. Chookaszian Jackie M. Clegg James A. Donaldson	Larry G. Gerdes Daniel R. Glickman Bruce F. Johnson William P. Miller II	Joseph Niciforo C.C. Odom II James E. Oliff Alex J. Pollock	John F. Sandner Terry L. Savage Christopher Stewart Dennis A. Suskind

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	11

CORPORATE GOVERNANCE

We have a long-standing commitment to implementing sound corporate governance practices that enhance the effectiveness of our board. These practices provide an important framework within which the board and management can pursue our strategic objectives and ensure long-term vitality for the benefit of our shareholders. This section describes key corporate governance practices that we have adopted.

RECENT ENHANCEMENTS

The board and its governance committee continue to evaluate its corporate governance practices. In 2012, our board was successful in seeking shareholder approval to declassify our board as of the 2014 annual meeting and move to annual elections. The board believes this will allow shareholders to have the opportunity to better influence policies and to hold management accountable.

The board has also created an independent lead director position whose role is defined under the Board Leadership Structure section on page 14.

The board has approved the adoption of a majority voting standard and plans to formally adopt amendments to its bylaws and corporate governance principles which would be in effect for the 2014 annual meeting. The board believes these steps will further strengthen our corporate governance practices and demonstrate our responsiveness to shareholder concerns.

The board also adopted a policy that restricts its board members and executive officers from pledging any shares of CME Group Class A common stock. In connection with the adoption of the policy, the board elected to grandfather in the existing pledging arrangements of Messrs. Gepsman, Johnson and Melamed based on the fact that:

•	The number of shares pledged were approximately 128,000 shares, which is significantly less than 0.1% of our outstanding Class A common stock.

•	The secured parties have each undertaken not to sell such pledged shares during any period in which our board members are restricted from trading under our compliance policies.

•	These board members have agreed to own shares not subject to any pledging arrangement with a value that meets their applicable stock ownership guidelines no later than July 1, 2013.

•	The pledging arrangements were related to such individual’s derivatives trading activities at CME Group.

CORPORATE GOVERNANCE MATERIALS

Complete copies of our corporate governance materials, including our corporate governance principles, board of directors conflict of interest policy, board of directors code of ethics, categorical independence standards, employee code of conduct and the charters for all our board committees, may be found on our website, www.cmegroup.com, in the “Investor Relations – Corporate Governance” section. Copies of these materials are also available free of charge to shareholders upon written request directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Our employee code of conduct is applicable to all of our employees, including our Executive Chairman & President, Chief Executive Officer and other senior financial officers. The board and the governance committee regularly review and modify the corporate governance documents, including the corporate governance principles, as warranted. Any modifications are reflected on our website.

DIRECTOR ATTENDANCE

During 2012, the board held 10 meetings. Each of the directors attended at least 75% of the combined total meetings of the full board and the committees on which he or she served during 2012, except for Mr. Pinto, as described below. In connection with the board’s deliberations on matters relating to the MF Global bankruptcy, directors with potential conflicts of interest were recused from participating in such special meetings. These recusals were not factored into their attendance records. Additionally, we hold an annual all-day meeting of our board and management to discuss the overall strategic objectives of CME Group. Mr. Pinto did not attend at least 75% of the meetings of the board held during 2012. Mr. Pinto holds a key position as Chief Executive Officer of BM&FBOVESPA, one of our global partners and one of the largest exchanges in the world based on market value. In connection with his duties, Mr. Pinto was unable to attend one of our regularly scheduled board meetings due to his required attendance at a meeting with the Board of Commissioners of the Securities and Exchange Commission of Brazil. Additionally, Mr. Pinto was unable to adjust his calendar to allow him to participate in two of our special meetings called on short notice in 2012.

DIRECTOR INDEPENDENCE

The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, governance and nominating committees must be independent. For a director to be

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CORPORATE GOVERNANCE (CONTINUED)

considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of the NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in January 2013, the governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our open outcry trading floors, lower trading fees, the ability to vote on certain matters relating to the operation of our trading floors and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of the NASDAQ, the governance committee reviewed the directors’ and their affiliated clearing firms’ trading activities and relationships with our exchanges as part of its independence determination. The governance committee and the board noted that all payments were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

Certain members of our board also leased space at our 141 West Jackson Boulevard location in Chicago, prior to its sale in April 2012, in connection with their trading activities. The governance committee and the board considered whether such transactions would have an impact on the directors’ independence, noting that the leases are entered into on terms prevalent in the marketplace.

Mr. Pankau has a family member who is employed by the CME Group organization. Because the family member is not employed as an officer of the organization, the governance committee and the board do not believe it impacts his independence.

After considering information provided by the directors and director nominees in their annual questionnaires, the payments made to us relating to trading activities of directors and director nominees who are members of an exchange, as well as additional information gathered by our Office of the Secretary, the governance committee recommended and the board determined which directors and nominees should be classified as independent. All of our directors and director nominees with the exception of the following have been classified as independent.

•	Employment Relationships: Messrs. Duffy and Gill are employees of CME Group.

•	Consulting Arrangements: Messrs. Melamed and Sandner have consulting relationships with CME Group and Mr. Carey had a consulting relationship with us during the last three years.

•

Strategic Partnership and Cross-Investment: Mr. Pinto serves as the director representative of BM&FBOVESPA. BM&FBOVESPA owns approximately 5% of our outstanding Class A shares and we own approximately 5% of its shares. We have a cross-investment agreement with BM&FBOVESPA and have agreed to work together as global preferred strategic partners to advance our mutual interests in globalizing our respective businesses through jointly identifying and pursuing opportunities for strategic investments and partnerships with other international exchanges.

The list of our independent directors and director nominees is set forth on page 11. Our former CEO, Mr. Donohue, also was classified as non-independent during his board service due to his employment arrangement.

PUBLIC DIRECTORS

As the parent company of five self-regulatory organizations, we are required to ensure that we meet the core principles of the Commodity Futures Trading Commission (CFTC) which among other things requires that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered “public” directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The

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CORPORATE GOVERNANCE (CONTINUED)

list of our public directors is set forth on page 11. Additionally, our market regulation oversight committee is composed solely of public directors.

BOARD LEADERSHIP STRUCTURE

Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders. During 2012, our former Chief Executive Officer retired and Mr. Duffy took on the role of President in addition to serving as our Executive Chairman. Mr. Gill became our Chief Executive Officer reporting to Mr. Duffy. In addition to Messrs. Duffy and Gill, our leadership structure includes our lead director position, held by Mr. Pollock, and our strong, active board members of which more than a majority are considered independent. The lead director is appointed by the board based on the recommendation of the governance committee for a one-year term and has the following responsibilities:

•	Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors.

•	Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives.

•	Communicates to the Chairman the results of meetings at which he presides.

•	Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate.

•	Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution.

The board believes that its current structure allows it to effectively operate, represent the rights of our shareholders and create long-term value and provides a very well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by non-employee board members. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

BOARD’S ROLE IN RISK OVERSIGHT

The board has an active role, as a whole and also at the committee level, in overseeing management of our risks. CME Group has established an enterprise risk management program. The role of the program is to promote and facilitate the process to evolve, align and sustain sound risk management practices at CME Group. Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our financial, operational and strategic objectives. In doing so, the board believes it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the company’s goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The program is led by our Executive Director, Enterprise Risk Management who reports to the head of our internal audit department who reports directly to the audit committee. The audit committee serves as the primary committee with responsibility for overseeing our risk management process, with our other board level committees overseeing specific risks that relate to their core responsibilities. Enterprise risk management is a regular audit committee agenda item, and specific risks are discussed at the board and board-level committees, as relevant.

Enterprise risks are identified, assessed, measured, prioritized, and updated regularly by management through our cross-functional risk management team, made up of senior managers representing each division of our business and led by our Executive Director, Enterprise Risk Management. The audit committee and the board receive detailed Enterprise Risk Profile Reports updating our top tier (key) enterprise risks each quarter. Additional review or reporting on our enterprise risks is conducted as needed or as requested by the board or one of its committees.

EXECUTIVE SESSIONS

Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the lead director. The chair of the executive session may, at his or her discretion, invite our Executive Chairman & President, CEO, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.

ANNUAL ASSESSMENT OF BOARD AND COMMITTEE PERFORMANCE

As provided in our corporate governance principles, the board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the governance committee through an annual board self-evaluation survey. In addition, the audit, compensation,

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CORPORATE GOVERNANCE (CONTINUED)

finance, governance, market regulation oversight and nominating committees each conduct an annual self-assessment.

CONTACTING THE BOARD OF DIRECTORS

If you would like to contact the board of directors, including a committee of the board or the independent directors as a group, you may send an email to directors@cmegroup.com. You may also communicate with the members of the board by mail addressed to an individual member of the board, the full board, a particular committee or the independent directors as a group directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

All communications received will be compiled by the Office of the Secretary and submitted to the governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange (an “ordinary business matter”). Any director may review any such communication or response thereto.

SHAREHOLDER ENGAGEMENT

Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so that they can make informed decisions and knowledgeably participate in the proxy voting process. As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback.

REPORTING CONCERNS TO THE AUDIT COMMITTEE

We have engaged an independent, third party, EthicsPoint, for the purpose of receiving complaints, including complaints relating to accounting, internal control over financial reporting or auditing matters. Concerns relating to financial matters are automatically referred to the chairman of the audit committee and will be handled in accordance with the procedures adopted by the audit committee. A copy of these procedures is available on our website.

ATTENDANCE AT ANNUAL MEETINGS

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 24 of the 30 directors on the board at that time attended the annual meeting of shareholders.

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors has eight committees: audit; compensation; executive; finance; governance; market regulation oversight; nominating and strategic steering. Each committee has a written charter that sets forth its responsibilities in more detail. Copies of these charters are available on our website. Our audit, compensation, governance, market regulation oversight and nominating committees consist entirely of independent directors. Our market regulation oversight committee consists entirely of public directors as defined by the CFTC.

Audit Committee

The audit committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal controls. The committee performs this function by monitoring our financial reporting process and internal controls and by assessing the audit efforts of the external auditors and the internal audit department. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors. The audit committee also serves as the primary committee with responsibility for overseeing our enterprise risk management program. The committee also oversees the effectiveness of our corporate compliance and ethics program.

Compensation Committee

The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by establishing and overseeing our compensation programs, approving compensation for our senior management group, recommending to the board the compensation of board members who are not officers of us, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and

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CORPORATE GOVERNANCE (CONTINUED)

Analysis section in accordance with applicable rules and regulations of the SEC for inclusion in our proxy statements.

Executive Committee

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The executive committee is also responsible for conducting the annual performance evaluation of our CEO and presenting its conclusions to the board during an executive session.

Finance Committee

The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

Governance Committee

The governance committee assists the board by making recommendations on our corporate governance practices. The committee reviews and recommends changes to our corporate governance principles and other policies in the area of corporate governance and establishes a culture of compliance and ethics within the organization through its oversight of board governance policies and the CME Group code of conduct.

Market Regulation Oversight Committee

The market regulation oversight committee assists the board with its oversight of matters relating to our operation of five exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of our market regulation department, our financial and regulatory surveillance department, and our compliance officer for our clearing house and swap data repository business to ensure effective administration of our self-regulatory responsibilities.

Nominating Committee

The nominating committee reviews qualifications of potential candidates for Equity director and recommends to the board the slate for election at our annual meetings.

Strategic Steering Committee

The strategic steering committee assists and provides guidance to management and the board in fulfilling its responsibilities to oversee our long-range direction, corporate strategy and competitive position. The committee analyzes market trends, growth patterns and the impact of innovations that may create opportunity or risk for us.

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CORPORATE GOVERNANCE (CONTINUED)

2012 Board Committee Membership and Meetings

The following table shows the current membership of our board committees and the number of times they met in 2012.

Director	Audit	Compensation	Executive	Finance	Governance	Market Regulation Oversight	Nominating	Strategic Steering
Terrence A. Duffy			Chair					•
Jeffrey M. Bernacchi	•
Timothy S. Bitsberger		•				•
Charles P. Carey			•					•
Mark E. Cermak		•					•
Dennis H. Chookaszian	Chair			•	•
Jackie M. Clegg	•				•	•
James A. Donaldson		•
Martin J. Gepsman		•					•	•
Larry G. Gerdes	•	•		Chair	•		•
Phupinder S. Gill			•					•
Daniel R. Glickman		•	•		Chair
J. Dennis Hastert		Chair			•		•	•
Bruce F. Johnson
Gary M. Katler
Leo Melamed			•					Chair
William P. Miller	•			•		Chair
Joseph Niciforo			•					•
C.C. Odom II			•					•
James E. Oliff				•				•
Ronald A. Pankau
Edemir Pinto
Alex J. Pollock			•	•	•	•	Chair
John F. Sandner			•					•
Terry L. Savage	•					•
William R. Shepard		•	•	•			•	V. Chair
Howard J. Siegel								•
Christopher Stewart								•
Dennis A. Suskind	•			•
David J. Wescott
2012 Meetings	12	11	3	5	9	9	5	4

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ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2013. Ernst & Young served as our accounting firm in 2012.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2013. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by shareholders. In connection with the audit of our 2012 financial statements, we entered into an engagement letter with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2013.

AUDIT COMMITTEE POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee provided the estimated fee of the proposed service does not exceed $100,000. The chairperson must report any decisions to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2012	2011
Audit(1)	$2,776,808	$2,297,302
Audit-Related Fees(2)	—	—
Tax Fees(3)	1,151,557	1,348,530
All Other Fees	—	—
Total	$3,928,365	$3,645,832

(1)	The aggregate fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.

(2)	The aggregate fees for assurance and related services including internal control and financial compliance reports and agreed-upon procedures not required by regulation.

(3)	The aggregate fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2012, tax compliance and preparation fees were $378,064.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the above fee table were pre-approved by the audit committee in accordance with our Audit and Non-Audit Services Policy. In providing their pre-approval, the audit committee approves the proposed fees for the particular engagement. Any services exceeding pre-approved cost levels will require specific additional pre-approval by the audit committee unless such additional costs are less than the lessor of (i) $25,000 and (ii) 10% of the original cost estimate and the independent auditor has provided a statement in writing that such additional costs do not impair its independence. Any such cost overruns will be included as an informational item at the next audit committee meeting.

18	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013 (CONTINUED)

AUDIT COMMITTEE FINANCIAL EXPERTS

The board has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of an audit committee financial expert.

Mr. Chookaszian

Mr. Chookaszian is considered to have each of the attributes of an audit committee financial expert based upon his prior service as CFO of CNA for 15 years, through his supervision of the CFO for nine years when he was CEO of CNA and CEO of mPower, and through his service as a public accountant for eight years with Deloitte and Touche. Mr. Chookaszian has been a member of our audit committee since 2004 and previously served as chairman of the Financial Accounting Standards Advisory Council, the group that provides advice to the Financial Accounting Standards Board (FASB) on their agenda and the effectiveness of accounting standards. Mr. Chookaszian also teaches a course on Corporate Governance and Accounting Standards and Controls at the University of Chicago Booth School of Business, Cheung Kong University in China, and the Indian Institute of Professional Management in India. Throughout his career, he has served on the audit committee of seven other public and private organizations. He is also a member of the XBRL Advisory Council, which is the group that provides advice to the International Accounting Standards Board on the development of XBRL standards. He also currently serves on the Financial Crisis Advisory Group that provides advice to the G 20 and to world-wide standards setters and regulators on the financial reporting issues related to the recent financial crisis and needed corrective actions. He has served in the past on numerous accounting related boards including the American Institute of CPAs (AICPA) Insurance Companies Accounting Standards Committee, the AICPA Group of 100, several FASB task forces, the Statement on Auditing Standards 99 task force on Internal Control Fraud Standards, and the Public Oversight Board Blue Ribbon Panel on Audit Effectiveness.

Mr. Gerdes

Mr. Gerdes is considered to have each of the attributes of an audit committee financial expert based upon his service as the CEO of a public company for more than 15 years, which included oversight of the CFO and his service in the role of CFO for 10 years, six of which were at a public company. Mr. Gerdes has a Bachelor’s of Science and a Masters of Business Administration in Finance, which included courses in accounting. Mr. Gerdes has been a member of our audit committee since joining our board in 2007. He has served on audit committees of four other public companies over the past 15 years. Mr. Gerdes also is the founder of Gerdes Huff Investments.

Mr. Miller

Mr. Miller is considered to have each of the attributes of an audit committee financial expert primarily based upon his background and experience in preparing, modeling and analyzing financial statements in accordance with generally accepted accounting principles, which required him to develop and assess projected financial estimates, accruals and reserves. Mr. Miller has also been responsible for internal audit and compliance functions at Commonfund Group. Mr. Miller currently serves as chairman of the audit committee for American Axle and Manufacturing and has served as Chairman of the Audit and Risk Management Committee of the Dubai International Financial Exchange, Chairman of the Audit and Risk Management Committee of the BTOP 50, and Chairman of the Audit Committee of the New York Futures Exchange, a subsidiary of the New York Stock Exchange. Mr. Miller has served as a member of the Public Company Accounting Oversight Board Standing Advisory Group and has testified before both the U.S. Congress and FASB on accounting and disclosure matters. Mr. Miller holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute. Mr. Miller has a Master’s of Business Administration from the Wharton Graduate Division of the University of Pennsylvania. He has served as a member of our audit committee since 2003.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	19

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee currently consists of seven independent directors as defined in the listing standards of the NASDAQ. Its duties and responsibilities are set forth in the audit committee charter approved by our board of directors which is available on our website. As previously discussed, the board of directors has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the audit committee charter, the primary responsibilities of the audit committee fall into three broad categories:

•	To serve as an independent and objective party to monitor our financial reporting process and internal control system.

•	To review and evaluate the audit efforts of the independent registered public accounting firm and internal audit department.

•	To provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the board of directors.

The audit committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the audit committee charter. To carry out its responsibilities, the audit committee met 12 times during fiscal year 2012 and three times during 2013 with regard to fiscal year 2012.

In the course of fulfilling its responsibilities, the audit committee has:

•

Reviewed and discussed with management and Ernst & Young all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with U.S. generally accepted accounting principles.

•	Discussed with our senior management and Ernst & Young the process used for certifications by our CEO and CFO, which are required for certain of our filings with the SEC.

•	Reviewed and discussed with management the audit committee charter.

•

Discussed with representatives of Ernst & Young the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

•

Received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding the accounting firm’s communications with the audit committee concerning independence.

•	Discussed with Ernst & Young its independence from the company and management.

•	Reviewed payments to and pre-approved services of Ernst & Young in accordance with the audit and non-audit services policy.

•	Considered whether the provision by Ernst & Young of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the audit committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in CME Group’s annual report on Form 10-K for the year ended December 31, 2012, for filing with the SEC. The audit committee also selected Ernst & Young as the independent registered public accounting firm for fiscal year 2013. The board is recommending that shareholders ratify that selection at the annual meeting.

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Ernst & Young, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as providing an attestation report on our internal control over financial reporting.

The Audit Committee—2012

Dennis H. Chookaszian, Chairman

Jeffrey M. Bernacchi

Jackie M. Clegg

Larry G. Gerdes

William P. Miller II

Terry L. Savage

Dennis A. Suskind

20	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers as described in our Compensation Discussion and Analysis beginning on page 31 and Executive Compensation tables beginning on page 46.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed on CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. We plan to include these advisory resolutions on an annual basis.

This proposal, commonly known as the “say on pay” proposal, gives you the opportunity to endorse or not endorse our 2012 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:

RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2013 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say on pay” vote when considering future compensation arrangements.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be deemed approved.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	21

ITEM 4—SHAREHOLDER PROPOSAL TO IMPLEMENT PROXY ACCESS

You are being asked to vote on a shareholder proposal, if presented, to provide proxy access to shareholders meeting certain ownership requirements.

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. We are not responsible for any inaccuracies that it may contain. The shareholder proposal is required to be voted on at our annual meeting, only if properly presented.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL.

Norges Bank, P.O. Box 1179 Sentrum, 0107 Oslo, Norway, beneficial owner of over $2,000 in market value of Class A common stock, is the proponent of the following shareholder proposal. The proponent has advised us that a representative will present the proposal and related supporting statement at our annual meeting.

RESOLVED:

The shareholders of CME Group Inc. (“CME”) urge the board of directors (the “Board”) to adopt a “proxy access” bylaw that would (1) require CME to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election as an Equity Director by a shareholder or group (the “Nominator”) that meets the criteria established below, and (2) allow shareholders to vote on such nominee on CME’s proxy card.

The bylaw should provide that (a) both the number of candidates a Nominator may nominate, and the number of shareholder-nominated candidates elected, pursuant to this procedure each year shall not exceed one quarter of the number of Equity Directors then serving; and (b) a Nominator must:

(1)	have beneficially owned 1% or more of CME’s outstanding common stock continuously for at least 1 year before the nomination is submitted;

(2)	give CME written notice not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of (a) all information required under the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, to be disclosed by or relating to an individual nominated for election as a director; and (b) proof that the Nominator owns the required shares (the “Disclosure”); and

(3)	certify that it will (a) assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with CME shareholders, including the Disclosure and Statement; and (b) comply with all applicable laws and regulations if it uses soliciting material other than CME’s proxy materials.

The bylaw should also provide that (a) the Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”), and (b) the nominee shall be eligible to serve as a director if elected.

The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, and whether the Disclosure and Statement satisfy the bylaw and any applicable federal regulations.

SUPPORTING STATEMENT

Shareholders’ right to nominate candidates for election to the board of directors is a fundamental principle of good corporate governance and board accountability. NBIM recognizes the importance of shareholder nominations and board continuity, and believes the requested requirements would help ensure appropriate use of proxy access.

NBIM believes that CME’s corporate governance practices need improvement and that shareholder rights must be enhanced. Shareholders cannot convene an extraordinary general meeting of shareholders, cannot act by written consent, and can only amend CME’s bylaws with a two-thirds vote of outstanding shares. Additional information regarding specific instances and issues where CME’s corporate governance practices and performance are not in line with NBIM’s expectations is available at:

http://www.nbim.no/

CMEGroupProxyAccessProposal2013

The Securities Exchange Act of 1934, and the relevant disclosure rules and regulations thereunder, are available at:

http://www.sec.gov/about/laws/sea34.pdf;

http://www.ecfr.gov/cgi-bin/text-idx? c=ecfr&SID=bc8264802FC43c12B1051dfe10a3f0ea&

rgn=div8&view=text&node=17:3.0.1.1.1.2.88.229&idn

o=17; and

http://www.ecfr.gov/cgi-bin/text-idx?

c=ecfr&SID=53296ee9cc71ca5526059efc2604bc39&

rgn=div8&view=text&node=17:3.0.1.1.1.2.88.238&idn

o=17

Please vote FOR this proposal.

22	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 4—SHAREHOLDER PROPOSAL TO IMPLEMENT PROXY ACCESS (CONTINUED)

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO THE PROPOSAL

We received a similar proposal last year and it received less than a majority of the votes cast by shareholders. In light of these results and for the following reasons, the board unanimously recommends that you vote “AGAINST” this proposal:

We are a unique business that requires a unique governance structure.

We have evolved over the years from a mutually owned, floor-based exchange, originally established to hedge agricultural risk, to a publicly owned, global financial exchange and the parent company of five separate futures exchanges (all formerly member owned and controlled organizations). As the parent company of highly regulated derivatives exchanges, our business is unlike other public companies and its complexities demand a unique governance structure. Our governance structure has enabled us to grow our business and to succeed despite a rapidly changing global landscape and changes in technology, market structure, products and regulatory regimes. The tenure of our directors enables the board to provide insight into the rationale and historical context for past decisions and strategies that has allowed us to successfully adapt to our evolving business environment. This continuity increases the full board’s collective experience, provides new directors the opportunity to learn about our business from the continuing directors and improves the board’s ability to develop, refine, and execute our long-term strategic plans. All of this is even more important in today’s uncertain environment with increased challenges and opportunities facing companies within the financial services industry. An abrupt change in the composition of our board could impair our progress in achieving our strategic goals.

We operate in a highly regulated environment which is undergoing significant changes that don’t apply to the typical public company.

In light of the widespread financial and economic difficulties, particularly acute in the latter half of 2008 and early 2009, there were calls for a restructuring of the regulation of financial markets. The Dodd-Frank Act, which was adopted in 2010, is a comprehensive banking and financial services reform package that includes significant changes to the oversight of the derivatives markets, both over-the-counter and exchange-traded. While we believe that the new regulations provide opportunities for our business which we continue to explore, Dodd-Frank remains subject to significant rulemaking by the CFTC, the SEC, the Department of Treasury and other regulators. We and others in the industry have actively participated in the rule-making process with the goal that the new regulations serve the public interest, foster competition and innovation and do not place the U.S. financial services sector at a competitive disadvantage in our evolving financial markets. In light of the uncertainty of the final implementation of Dodd-Frank, there is a risk that the final regulations could include provisions that could negatively impact our business. Understanding the impact of these new provisions and interacting with our regulators and legislators requires a deep understanding. Certain of our directors interact directly with and provide testimony to our regulators and members of Congress and their staff and play a significant role in shaping the regulations that apply to our industry.

Thresholds specified in the proposal do not demonstrate meaningful ownership and could result in harm to proper board functioning.

The proposed beneficial ownership requirement of 1% with a required holding period of only one year does not evidence meaningful long term ownership and should not enable a shareholder to nominate up to 25% of our Equity directors. Allowing shareholders who exhibit such an immaterial investment in CME Group to make nominations using the company’s proxy materials could lead to the election of “special interest directors” who may be inclined to represent the interests of the shareholders who have nominated them rather than on the overall interests of all CME Group shareholders. These nominating shareholders may have interests that may not be aligned with the long-term interests of the company’s shareholders.

Combined with our existing Class B director nomination process we could encounter significant board turnover which would be disruptive.

Under our current organizational documents, our Class B shareholders have the right to nominate and run contested elections for six of our board seats or approximately 20% of our board. If this proposal were to be approved, 40% of our board could be subject to turnover without any input from our independent board nominating committee. In addition to undermining the important role of our independent nominating committee (discussed below), this would be disruptive by turning director elections into a proxy contest, effectively requiring the expenditure of significant CME Group resources in a manner inconsistent with the creation of shareholder value. It could also discourage directors from serving on our board.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	23

ITEM 4—SHAREHOLDER PROPOSAL TO IMPLEMENT PROXY ACCESS (CONTINUED)

Our independent nominating committee is better equipped to evaluate candidates and shareholders may present qualified candidates for consideration.

Our nominating committee has an understanding of the unique nature of our business and our current initiatives, strategies and threats. It is better equipped to evaluate candidates based upon the skills and experience needed on our board. In addition, our corporate governance principles already provide shareholders with the opportunity for input into the director nomination and election process. As discussed on page 3, shareholders may submit recommendations for director candidates to our nominating committee.

Unplanned changes to our board could cause us not to comply with applicable CFTC requirements.

As the parent company of five futures exchanges, we are subject to regulation by the CFTC, including rules that affect the composition of the board. Our board is required to certify compliance with these rules each year. The CFTC has proposed rules which would mandate that a minimum percentage of our board be comprised of public directors. A key function of our independent nominating committee is to identify a slate of candidates with the requisite industry, legislative, financial and business experience, while maintaining compliance with these regulations. Any unplanned changes in the composition of the board could cause us to violate these regulations which could have an adverse effect on our business, or leave our board without the appropriate skills to effectively oversee and grow our business.

We have been accountable to our shareholders and made enhancements to our corporate governance practices.

We provide several ways for our shareholders to provide input to our board on our governance practices and have made enhancements to our corporate governance.

•	We provide a means for shareholders to communicate with our directors as described on page 3.

•	We review any shareholder communications with our governance committee.

•	We created a formal independent lead director role.

•	We sought shareholder approval to declassify the board which will be effective as of the 2014 annual meeting.

•	We approved the adoption of a majority vote standard which will be implemented at our 2014 annual meeting.

•	We made significant enhancements to our compensation program for our named executive officers which resulted in approval of the program in 2012 of approximately 96%.

Required Vote

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class.

24	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

PROPOSALS FOR OUR CLASS B SHAREHOLDERS

Our Class B-1 and Class B-3 shareholders are being asked to vote for one Class B director for their respective class and our Class B-1, Class B-2 and Class B-3 shareholders are being asked to vote on the nominees for their 2014 nominating committees.

In accordance with our charter, our Class B-1, Class B-2 and Class B-3 shareholders have the right to elect six of our directors. At the 2013 annual meeting, Class B-1 shareholders are entitled to elect one director and Class B-3 shareholders are entitled to elect one director. Each of the Class B directors will be elected to a one-year term. In 2014, all six of our Class B directors will be up for election.

Additionally, our bylaws provide that holders of our Class B-1, Class B-2 and Class B-3 shares elect the members of their respective Class B nominating committees. The Class B nominating committees are not committees of our board of directors and serve only to nominate the slate of Class B directors for their respective classes. Each Class B nominating committee is composed of five members who serve for a term of one year. The existing committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B nominating committee. The five nominees with the greatest number of votes will serve on the applicable committee.

Ages of the nominees are as of March 27, 2013.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS SHOULD VOTE ON ITEM 5 OR ITEM 6.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	25

ITEM 5—ELECTION OF CLASS B-1 AND CLASS B-3 DIRECTORS

You may not cast your vote for more than one nominee for each director for the Class B-1 or Class B-3 director. If you own more than one share of Class B-1 or Class B-3 stock, you must vote all of your Class B-1 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.

NOMINEES FOR CLASS B-1 DIRECTOR (CLASS B-1 SHARES ONLY)

Vote “FOR” the nominee to be elected as your Class B-1 director and vote “AGAINST” or “ABSTAIN” with regards to the other nominee.

Paul J. Heffernan (PJH) Mr. Heffernan is an independent floor trader. He has been a member of CME since 1983. He is a market maker in several currency markets.	Director since: n/a Age: 53

Howard J. Siegel (EGLE)

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade today in our agricultural product suite on the floor and electronically.

Director since: 2000 Age: 56

Vote Required

The nominee for Class B-1 director receiving the highest number of “FOR” votes will be elected.

NOMINEES FOR CLASS B-3 DIRECTOR (CLASS B-3 SHARES ONLY)

Vote “FOR” the nominee to be elected as your Class B-3 director and vote “AGAINST” or “ABSTAIN” with regards to the other nominee.

Peter J. Kosanovich (MGLA)

Mr. Kosanovich has been a member of CME since 2003. He is a Managing Member at Brisbane Brokerage, LLC, a pit brokerage group; Thorntree Enterprises, LLC, a trading floor/electronic execution group; and Trean Group, LLC, an IIB clearing services firm. Mr. Kosanovich is a board member for The Center for Independence and a Commissioner for the Village of Western Springs.

Director since: n/a Age: 41

Steven E. Wollack (WLAK)

Mr. Wollack has been a member of the CME since 1977. Mr. Wollack is an independent trader, attorney, expert witness and NFA arbitrator. Mr. Wollack’s legal clients have included futures commission merchants, traders and brokers. Mr. Wollack has served as an expert witness in cases before the CFTC, NFA and Federal and State courts. Mr. Wollack served as CME’s First Vice Chairman from 1989-1990, Second Vice Chairman in 1988 and Treasurer from 1986-87. He has also chaired and served on numerous committees while serving as a prior director.

Prior director service: 1984-1995 Age: 70

Vote Required

The nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

26	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

ITEM 6—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES

NOMINEES FOR 2014 CLASS B-1 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

William C. Bauman (WCB) Independent floor trader	Member since: 1975 Recognized Owner: B-1 Shares Owned: B-3 Age: 65
Thomas A. Bentley (TAB) Independent floor broker	Member since: 1982 Shares Owned: B-1 Age: 57
Michael J. Downs (BMR) Independent floor trader	Member since: 1981 Recognized Owner: B-1 Age: 56
Stephen F. French (FS) Independent floor trader	Member since: 1990 Shares Owned: B-1, B-3 Age: 51
John C. Garrity (JCG) Independent floor broker	Member since: 1974 Shares Owned: B-1, B-3 Age: 67
Bradley S. Glass (BRAD) Independent floor trader	Member since: 1988 Shares Owned: B-1 Age: 48
Mark S. Kobilca (HTR) Independent floor trader	Member since: 1978 Shares Owned: B-1, B-4 Age: 58
Brian J. Muno (BJM) Independent floor trader	Member since: 1983 Recognized Owner: B-1 Age: 52
Michael J. Small (SML) Independent floor trader	Member since: 1985 Shares Owned: B-1 Age: 52
Kenneth G. Zekich (KZ) Independent floor trader	Member since: 1986 Shares Owned: B-1 Age: 49

Vote Required

The five nominees for the Class B-1 nominating committee receiving the highest number of “FOR” votes will be elected.

NOMINEES FOR 2014 CLASS B-2 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-2 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Justin R. Bouchard (BOU) Independent trader	Member since: 2010 Shares Owned: 2 B-2’s Age: 33
Jeffrey R. Carter (CR) Venture capitalist	Member since: 1988 Shares Owned: B-2 Age: 50
Richard J. Duran (RJD) Independent trader	Member since: 1979 Shares Owned: B-2 Age: 64
Yra G. Harris (YRA) Independent floor trader	Member since: 1977 Shares Owned: B-2 Age: 59
Donald M. Karel (KK) Independent trader	Member since: 1975 Shares Owned: B-2 Age: 62
Donald J. Lanphere Jr. (DJ) Independent trader	Member since: 1981 Shares Owned: B-1, B-2, B-4 Age: 55
Michael E. Lattner (LATO) Corporate Officer of Getco LLC	Member since: 1992 Shares Owned: B-2 Age: 46
Patrick J. Mulchrone (PJM) Independent trader	Member since: 1979 Shares Owned: B-1, B-2, B-3, B-4 Age: 55
Gregory J. Veselica (GV) Independent trader	Member since: 1979 Shares Owned: B-2 Age: 58
Barry D. Ward (BDW) Independent trader	Member since: 1990 Shares Owned: B-2 Age: 49

Vote Required

The five nominees for the Class B-2 nominating committee receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	27

ITEM 6—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (CONTINUED)

NOMINEES FOR 2014 CLASS B-3 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

J. Kenny Carlin (JKC) Independent floor trader	Member since: 1985 Shares Owned: B-3 Age: 53
Bryan P. Cooley (COOL) Independent floor broker	Member since: 1993 Recognized Owner: B-3 Age: 53
Laurence E. Dooley (LED) Independent floor trader	Member since: 2002 Shares Owned: B-3 Age: 46
Mario J. Florio (MRO) Independent floor trader	Member since: 1994 Shares Owned: B-3 Age: 41
Christopher P. Gaffney (GAF) Independent floor broker	Member since: 1984 Shares Owned: B-3 Age: 52
David P. Gaughan (VAD) Independent floor trader	Member since: 1993 Shares Owned: B-3 Age: 42
Timothy F. Hendricks (TH) Independent floor broker	Member since: 1988 Shares Owned: B-3 Age: 45
Matthew J. Mokszycki (MTMO) Independent floor trader	Member since: 1999 Shares Owned: B-3 Age: 39
Timothy J. Nagy (NGY) Independent floor broker	Member since: 1998 Shares Owned: B-3 Age: 47
Donald J. Sliter (SLI) Independent trader	Member since: 1986 Shares Owned: B-3 Age: 55

Vote Required

The five nominees for the Class B-3 nominating committee receiving the highest number of “FOR” votes will be elected.

28	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION COMMITTEE MATTERS

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

OUR COMPENSATION COMMITTEE PROVIDES OVERSIGHT OF OUR COMPENSATION PROGRAM FOR OUR SENIOR MANAGEMENT

The compensation committee comprises eight independent directors. In August 2012, the board appointed Mr. Pollock to serve as the company’s lead director. In connection with this appointment, Mr. Hastert replaced Mr. Pollock as chairman of the compensation committee. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for senior management (our Executive Chairman & President, CEO and the other members of our management team), to review and recommend compensation arrangements for the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.

There were 11 meetings of the committee in 2012. From time to time, the committee may form a sub-committee to review a particular issue in more detail and bring its recommendations back to the full committee for approval. In 2012, several sub-committee meetings were held. The committee typically meets in executive session for a portion of each regular committee meeting which may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.

THE COMMITTEE CONSIDERS THE RECOMMENDATIONS OF OUR EXECUTIVE CHAIRMAN & PRESIDENT AND CEO IN APPROVING COMPENSATION FOR OUR MANAGEMENT TEAM

The committee is solely responsible for approving the compensation of our senior management group. The committee, however, takes into consideration the recommendations of our Executive Chairman & President and CEO in approving compensation for other members of our management team.

THE COMMITTEE DELEGATES AUTHORITY TO OUR CEO ON A LIMITED BASIS SUBJECT TO PRE-ESTABLISHED CRITERIA

Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the CEO to approve equity awards and annual cash bonus awards. In accordance with this delegated authority, the CEO approves equity awards to employees (other than the Executive Chairman & President, members of our management team and our chief accounting officer) and annual cash bonuses for employees (other than the Executive Chairman & President and the management team). The committee reviews annual reports on the use of such delegation. The committee does not delegate authority to the CEO for compensation decisions relating to our senior management.

OUR PROGRAM IS DESIGNED TO CREATE LONG-TERM SHAREHOLDER VALUE WHILE DISCOURAGING EXCESSIVE RISK TAKING

We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to create appropriate incentive for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 31, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:

•	We utilize a mix of both fixed and variable compensation. Our fixed base pay is intended to provide a steady income.

•

A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.

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COMPENSATION COMMITTEE MATTERS (CONTINUED)

•	Our annual cash bonus plan for our senior management group and other senior employees will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.

•	We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.

•

All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk-taking.

•

We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being that the achievement of the related performance metric was less than previously reported.

•

We prohibit all of our employees and board members from engaging in any derivative transactions in our securities, from hedging the economic risk of their ownership of our stock and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.

OUR COMPENSATION COMMITTEE HAS ITS OWN INDEPENDENT COMPENSATION CONSULTANT

Since 2009, the committee has engaged Veritas Executive Compensation Consultants, LLC to serve as its independent advisor. Veritas combined with Meridian Compensation Partners, LLC in April 2012. During 2012, the committee’s advisor provided advice and recommendations on the design of our equity program, including the design of performance shares, as well as information on trends in executive compensation.

Management also engages its own consultants to provide advice on the design of various compensation programs. Specifically in 2012, management engaged Exequity LLC to provide advice on both short- and long-term incentives, including the design of our performance share program for our senior management group, and other more general executive compensation matters. Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.

The committee assessed the independence of its advisors relative to the six factors identified by the SEC and NASDAQ and determined that both Meridian and Exequity are independent and without conflict of interest.

OUR COMMITTEE IS COMPOSED OF INDEPENDENT MEMBERS WITH LIMITED RELATIONSHIPS WITH THE COMPANY

During 2012, none of the members of the committee served at any time as an officer or employee of CME Group or received any compensation from us other than in his capacity as a member of the board or a committee thereof. Except as described below regarding Mr. Shepard, none of the members has any relationship with us other than service as a director or member of one of our exchanges or as an employee of one of our clearing or member firms. Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $60.0 million in 2012 in connection with trading activity conducted on our exchanges, and we made payments to the firm of approximately $10.1 million for market making activity. Such fees are consistent with those prevailing at the time for corresponding activity by other similarly situated unrelated third parties. None of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served on our compensation committee during 2012.

30	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our management team. These individuals along with our named executive officers are referred to as our senior management group.

CME Group named executive officers

Our named executive officers for 2012 were:

•	Phupinder S. Gill, Chief Executive Officer

•	James E. Parisi, Chief Financial Officer

•	Terrence A. Duffy, Executive Chairman & President

•	Kimberly S. Taylor, President CME Clearing

•	Bryan T. Durkin, Chief Operating Officer

•	Craig S. Donohue, Former Chief Executive Officer

Opportunity for shareholder feedback

The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. Following the results of our 2011 say-on-pay proposal, the compensation committee reviewed the design of our program specifically as it related to the alignment of pay and performance for our senior management group. To enhance our program, our 2011 annual equity award to our senior management group, which was granted after the 2011 annual meeting, included performance shares based on cash earnings performance and total shareholder return relative to the S&P 500 measured over 2012. In early 2012, we provided additional information on our compensation program to our institutional shareholders and invited further feedback. For the 2012 annual equity awards, the committee:

•	further increased the proportion of performance shares to 50% of the long-term incentive award and eliminated the use of stock options for our senior management group;

•	extended the performance period; and

•	added a new performance metric.

As a result, the performance shares awarded in September 2012 are tied to our cash earnings growth on a per share basis and total shareholder return relative to the S&P 500 measured over 2013-2015.

We believe these changes are responsive to the feedback from our investors and enhance the performance orientation of our senior management group pay program.

At our 2012 annual meeting of shareholders, approximately 96% of shareholders voted FOR the approval of our non-binding advisory vote on the compensation of our named executive officers. These results reflect a significant increase from our prior vote and we believe reflects the enhancements we implemented in response to the 2011 say-on-pay voting results. We plan to continue to hold an annual advisory vote on executive compensation, which is consistent with the outcome of the shareholder advisory vote in 2011 on the frequency of such votes.

Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 15 of this proxy statement.

You should read this section in conjunction with the advisory vote that we are conducting on the compensation of our named executive officers under Item 3 on page 21 as it contains information that is relevant to your voting decision.

EXECUTIVE SUMMARY

Our business

As the operator of a global derivatives marketplace, we offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural commodities, metals, weather and real estate. We bring buyers and sellers together through our CME Globex electronic trading platform across the globe and our open outcry trading facilities in Chicago, New York City and Kansas City. We also provide clearing and settlement services for exchange-traded contracts, as well as for cleared over-the-counter derivatives transactions. We also offer a wide range of market data services. For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2012 annual report.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

2012 business highlights

The year 2012 continued to prove challenging for the global financial services industry. Our performance during the year was solid and we continued our focus to position ourselves for strong long-term performance. We believe we delivered significant value to our shareholders based on the following accomplishments:

•	Generated $3.0 billion of revenue.

•	Traded nearly 3.0 billion contracts with average daily volume of 11.4 million.

•	Continued to deliver on our strategic initiatives to globalize our business, enhance and further diversify our core business and provide an effective over-the-counter clearing solution.

•	Returned more than $1.2 billion to our shareholders in dividend payments, which included the variable fifth dividend based on our 2012 performance that was accelerated to December.

2012 compensation highlights for our senior management group

The compensation committee took the following compensation actions with respect to our named executive officers during 2012 or related to 2012 performance:

•

Entered into revised employment agreements with Messrs. Duffy and Gill in connection with our CEO transition and leadership succession. To compensate Mr. Duffy for his expanded role as Executive Chairman & President, his base salary was increased from $1,000,000 to $1,250,000 and in connection with his promotion to CEO, Mr. Gill’s base salary was increased from $800,000 to $1,000,000. A discussion of the CEO transition can be found on page 35. The details of the revised employment agreements for Messrs. Duffy and Gill can be found beginning on page 53. A discussion of the compensation of our former CEO, Mr. Donohue, can be found on page 35.

•

Awarded performance shares to our senior management group in September 2012 with goals tied to our cash earnings growth on a per share basis and total shareholder return as compared to the S&P 500 measured over a three-year period, 2013-2015, as described on page 41. The committee increased the level of performance shares to represent 50% of the 2012 annual equity award. As shown in the following chart, the increased use of performance shares and the elimination of stock options in 2012 increased the portion of compensation for our named executive officers that was tied to cash earnings and relative stock price performance from approximately 39%

of the aggregate target total compensation in 2011 to approximately 50% in 2012.

•

Certified results for the September 2011 award of performance shares tied to 2012 cash earnings and total shareholder return relative to the S&P 500, resulting in 77% of the target number of shares being earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.

•

Awarded performance shares tied to our most critical strategic initiatives, which included an award granted to Ms. Taylor in December 2012 for her leadership role on one of the initiatives. These shares will be earned based on the achievement of initiative-specific operational milestones and financial goals over the coming years.

•

Awarded bonuses to our senior management group based on our achievement of 2012 cash earnings at 86% of the target goal as described beginning on page 39. For 2012, we continued to set a cash earnings goal that would require significant effort on behalf of our management with the 2012 target representing an 8% increase over 2011 actual cash earnings despite the continued challenging environment.

Key elements of the program are designed to ensure pay for performance

Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with performance and position the company for creating long-term shareholder value including:

•	Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 20% below the target in

32	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

2012, no bonuses would be paid to our senior management group. The bonus opportunities for our named executive officers are set forth on page 40. We believe this metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.

•

The aggregate amount of our bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure as the expected expense is accrued on a quarterly basis based on actual cash earnings performance.

•

In addition to verifying the achievement of cash earnings, our compensation committee also considers other elements of our historical performance, including our net income, earnings per share and return on equity, as appropriate.

•

With our September 2012 long-term incentive award, we increased the portion of the annual equity award delivered in performance shares from 25% to 50%. We lengthened the performance period of these awards from one year to three years with cash earnings growth per share and total shareholder return relative to the S&P 500 as the performance metrics. We also use performance shares for key longer-term growth initiatives to focus select leaders on the achievement of financial metrics and/or operational milestones associated with our most critical growth initiatives. The annual equity award opportunities for our named executive officers are set forth on page 42.

•	Our senior management group is subject to stock ownership guidelines as discussed on page 44.

•

To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock and have adopted a policy which restricts pledging of our Class A common stock by our board members and executive officers.

Overview of pay and performance alignment

One of the guiding principles of our compensation program is to focus on achievement that benefits us and our shareholders. In support of that objective, a significant portion of the pay package for our CEO, Mr. Gill, and each of the other named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.

The following graphic depicts the alignment of the total pay of the individual serving as CEO at the end of the applicable year with our total shareholder return and cash earnings achievement for each of the last five years. Total shareholder return (TSR) is shown on a year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2008 and its performance is tracked through December 31, 2012.

CEO pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of stock option, restricted stock, and performance share awards which are included as follows:

•

The value of stock option awards is shown as (1) the value realized at exercise for any options exercised during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding, in-the-money stock options at year end measured as the difference between our stock price at year end minus the option exercise price.

•

The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured at our stock price at year end.

•

The value of performance share awards is shown as the market value of the shares actually earned at the completion of the performance period, as reported in the Outstanding Equity Awards at Fiscal Year End table, and as certified by the committee, based on our achievement of cash earnings and relative TSR goals.

While the Summary Compensation Table discloses the fair value of stock option, restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel that those values do not reflect the value actually received as a result of actual stock and cash earnings performance. We believe the value of stock option, restricted stock and performance share awards as shown in this section better reflects the true alignment of our CEO’s pay with our stock performance. As the graphic shows, our CEO’s total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.

On balance, CEO pay shows alignment with both stock performance and cash earnings given the heavy weighting of incentives tied to these measures in the total pay package.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

	2008	2009	2010	2011	2012
Summary Compensation Table
Salary	$850,000	$850,000	$1,000,000	$1,000,000	$937,692
Non-Equity Incentive Plan Compensation	$642,600	$789,641	$2,295,737	$1,568,179	$609,047
Change in Pension Value	$19,787	$30,430	$24,106	$51,907	$66,481
All Other Compensation	$160,374	$116,764	$140,349	$284,230	$153,094
Option Exercises and Stock Vested
Option Awards: Value Realized on Exercise	$4,427,125	$906,330	$6,148,392	$—	$—
Restricted Stock Awards: Value Realized on Vesting	$776,768	$423,678	$604,876	$979,143	$609,212
Total Actual Pay	$6,876,654	$3,116,843	$10,213,460	$3,883,459	$2,375,526
Outstanding Equity Awards at Fiscal Year End(1)
Option Awards: Unrealized Gain(1)	$9,091,508	$17,735,988	$11,269,341	$6,287,878	$3,500,295
Restricted Stock Awards: Market Value of Shares That Have Not Vested(2)	$612,052	$2,449,148	$3,893,175	$3,759,341	$1,849,455
Performance Stock Awards: Market Value of Performance Shares Earned but Not Vested	$—	$—	$—	$—	$269,564
Total Unrealized Value of Outstanding Equity Awards(3)	$9,703,560	$20,185,136	$15,162,516	$10,047,219	$5,619,314
Percent Change in Total Unrealized Value of Outstanding Equity Awards	—%	108%	(25)%	(34)%	(44)%
CEO Name	Donohue	Donohue	Donohue	Donohue	Gill

(1)	The total amount does not reflect compensation delivered each year but rather a snapshot of the value of all unexercised options, unvested restricted shares, and unvested performance shares earned as of each year end. Awards may be outstanding for up to 10 years given the 10-year option term or up to four years given the four-year restricted stock vesting period and are included in each year-end snapshot until the year in which the option is exercised or restricted shares vest, at which point the actual value received will be reported in the Total Actual Pay section above.

(2)	These amounts do not reflect compensation delivered each year but rather a snapshot of the in-the-money value of all unexercised options outstanding as of each year end. Awards may be outstanding for up to 10 years given the 10-year option term and are included in each year-end snapshot until the year in which the option is exercised, at which point the actual value received will be reflected above as Options Awards: Value Realized on Exercise.

(3)	These amounts do not reflect compensation delivered each year but rather a snapshot of the value of all unvested restricted shares outstanding as of each year end. Awards may be outstanding for up to four years given the four-year vesting period and are included in each year-end snapshot until the year in which the restrictions lapse, at which point the actual value received will be reflected above as Restricted Stock Awards: Value Realized on Vesting.

34	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

CEO TRANSITION

In March 2012, we announced that Mr. Donohue, our CEO since 2004, had informed the board of directors that he intended to retire from his position upon the completion of his contract term. As part of our succession plan, the board appointed Mr. Duffy, who had been serving as Executive Chairman, to the expanded role of Executive Chairman & President and Mr. Gill, who had been serving as President, to the position of CEO upon the completion of the leadership transition. As a result, we consolidated our most senior roles from three to two positions. The board entered into revised agreements with Messrs. Duffy and Gill effective as of April 18, 2012. The terms of Messrs. Duffy’s and Gill’s agreements are described beginning on page 53. Messrs. Donohue, Duffy and Gill worked together to effectuate an orderly leadership transition, which was finalized on May 1, 2012, when Mr. Donohue retired from his position as CEO and resigned as a director of the company.

DONOHUE RETIREMENT AGREEMENT AND 2012 COMPENSATION

On May 1, 2012, we entered into a retirement agreement with Mr. Donohue. Under the agreement, in exchange for a release of claims against the company and an agreement to extend the duration of Mr. Donohue’s non-competition and non-solicitation covenants through December 31, 2013, Mr. Donohue received payments in respect of the salary, benefit coverage and company supplemental retirement contributions he would have received had he remained employed through his originally scheduled retirement date of December 31, 2012. He received payments from the retirement and deferred compensation plans in accordance with the plans’ provisions.

Mr. Donohue remained eligible to receive an annual bonus pertaining to the company’s 2012 fiscal year, subject to the attainment by the company of the applicable performance goals. The compensation committee subsequently approved a bonus reflective of the company’s achievement of 86% of the target level performance.

Mr. Donohue received a grant of equity compensation in accordance with the requirements of his employment agreement, with a target value of 350% of his base salary. The equity grant was made on April 30, 2012, satisfied in the following manner: (i) 50% was satisfied in the form of time-based restricted stock; (ii) 25% in the form of non-qualified stock options; and (iii) 25% in the form of performance shares. The performance shares were tied to two equally-weighted goals: 2013 cash earnings and 2013 total shareholder return relative to the S&P 500.

With respect to the performance shares granted in September 2011, Mr. Donohue earned 77% of the target shares granted, which correlated to the company’s achievement of 86% of target cash earnings and total shareholder return results at the 44th percentile of the S&P 500 in 2012.

In accordance with the terms of Mr. Donohue’s employment agreement, equity awards granted to him that were scheduled to vest based on continued employment with the company were vested upon the effectiveness of the release of claims previously discussed. The expiration date for exercising stock option awards is the earlier of four years from his retirement date and the expiration of the maximum term of the option. Vesting of outstanding performance-based equity awards is dependent on attainment of the applicable performance goals.

PHILOSOPHY AND OBJECTIVES OF OUR COMPENSATION PROGRAM

The elements of our executive compensation program are designed to:

•

Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.

•

Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.

•	Hire and retain top caliber executives. Our compensation and benefits program are competitively designed to attract and retain the best talent.

•

Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.

Our program is designed to be consistent with best practices

The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:

•

We tie pay to performance. In 2012, approximately 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings or relative total shareholder return performance goals, compared to 39% in 2011.

•	We set objective targets tied to company performance for our cash bonus that must be met at the threshold level in order to fund the bonus pool.

•	We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

•	We have reasonable post-employment change of control provisions.

•	We use employment contracts on a limited basis. Contracts are generally structured to include a three-year term, do not provide for excessive severance payments or include tax gross ups.

•	We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executive’s interests are linked to those of our shareholders.

•	We provide only modest perquisites.

•	Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.

USE OF COMPETITIVE DATA AND COMPARISON PRACTICES

Benchmarking practices

We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.

We generally broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.

We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay, we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee within its discretion may make alterations based on its evaluation of the benchmarking data as it deems appropriate to ensure that our senior management compensation is performance-based and competitive in nature.

36	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

CME Group compensation peer group

We have identified the following 18 companies as our peer group for benchmarking our program for our senior management and members of our board of directors.

In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group are between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. CME Group is positioned at the 34th percentile of the peer group on revenue and at the 72nd percentile on market capitalization.

In 2012, the compensation committee approved the removal of BlackRock, Inc. from the peer group based on a lack of correlation with BlackRock’s business model.

Automatic Data Processing Inc.

eBay Inc.

Yahoo Inc.

Franklin Resources Inc.

Schwab (Charles) Corp.

Northern Trust Corp.

Western Union Co.

NYSE Euronext Inc.

MasterCard Inc.

Fiserv Inc.

Invesco Ltd.

TD AMERITRADE Holding Corp.

Nasdaq OMX Group Inc.

Moody’s Corp.

T. Rowe Price Group Inc.

Paychex Inc.

Dun & Bradstreet Corp.

IntercontinentalExchange Inc.

Comparison of CEO pay to other named executive officers

The differences between the allocation of compensation of our CEO and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the CEO or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

Role of individual performance in the program

While consideration of benchmarking data to ensure that our compensation is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:

•

Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.

•

Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.

•

Individual performance and the achievement of specific goals is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

PRINCIPAL ELEMENTS OF OUR COMPENSATION PROGRAM

The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail
Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive fairly based upon their job duties and level of responsibility.	Summary Compensation Table on page 46 under “Salary” and described on page 39.
Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings. Annual target levels set to encourage significant effort and growth. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.	Summary Compensation Table under “Non-Equity Incentive Compensation,” Grants of Plan-Based Awards on page 48 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 39.
Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon stock price appreciation and company performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under “Stock Awards” and “Option Awards,” Grants of Plan-Based Awards under the columns referencing equity awards, Option Exercises and Stock Vested on page 51 and described on page 41.
Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation,” Pension Benefits on page 51 and Non-Qualified Deferred Compensation on page 52.
Post-Employment Compensation	Fixed compensation component.	Intended to provide a temporary income source following termination (other than for cause) and in the case of a change in control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 56 and described on page 53.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management group, who have more direct responsibility for the performance of CME Group, should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:

•	Base salary should decrease as a percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.

•

Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards and a portion of the equity awards tied to corporate performance goals.

•	Actual awards of incentive compensation should be closely aligned with the performance of CME Group.

The following are the approximate average percentages that the elements represent out of the total compensation for our named executive officers for 2012 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus(1)	Annual Equity(2)	Other Compensation(3)
21%	18%	51%	10%

(1)	Annual cash bonus is composed of amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”
(2)	Note that the annual equity value shown in the Summary Compensation Table includes the restricted stock award made in September 2012, the performance shares awarded in September 2011 based on 2012 cash earnings achievement, and the performance shares awarded in September 2012 based on 2013-2015 total shareholder return relative to the S&P 500. The performance shares granted in September 2012 tied to 2013-2015 cash earnings growth per share achievement are not included in the Summary Compensation Table for 2012 because the specific goal was not approved until 2013.
(3)	Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

Description of each element of compensation

Base pay

We generally target base pay at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

•	The nature and responsibility of the position.

•	The impact, contribution, expertise and experience of the individual.
•	Competitive market information regarding salaries to the extent available and relevant.

•	The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services.

•	Recommendations of the Executive Chairman & President and CEO (except in the case of their own compensation).

In general the compensation committee considers salary increases for the senior management group on an annual basis early in the year. As previously described, the committee approved a base salary increase for Messrs. Duffy and Gill in connection with their revised employment contracts associated with the leadership transition. Additionally, in early 2012, the committee approved a base salary increase for Ms. Taylor from $500,000 to $600,000 and Mr. Durkin from $575,000 to $600,000 to recognize their contributions and better align with competitive market levels.

Bonus

Our annual bonus program is designed to focus the named executive officers and other members of senior management on the accomplishment of specific goals. In support of our philosophy, the performance-based bonus awards only pay out when we achieve cash earnings at or above the threshold level. We use this metric because we believe it provides a transparent view of CME Group’s performance during the year. Cash earnings is also the metric used in our dividend policy. Our current dividend policy provides that our annual regular dividend target will be approximately 50% of the prior year’s cash earnings.

The cash earnings target is approved by our board of directors as part of our annual planning process and is also approved by the compensation committee as the performance metric for annual bonus opportunities (adjusted to eliminate the impact of certain non-operating items). During the annual planning process, members of our senior management group undergo a detailed process to develop our annual operating budget and our revenue and growth expectations which are used to formulate the projected cash earnings target for the following year. In setting the goals for the upcoming year, it is expected that such goals will be set at levels that require significant achievement on the part of our senior management group taking into consideration CME Group’s current circumstances and the overall state of the industry. The cash earnings target for 2012 represented an 8% increase over our actual cash earnings generated in 2011.

Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which is set at 80% of the target performance

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

goal for 2012. In recognition of the extremely challenging operating environment, and management’s recommendation to continue to set a challenging stretch goal for purposes of the annual bonus plan, the committee approved establishing the threshold level of performance at 75% of the target performance goal for 2013. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 120% of the established target goal.

Our cash earnings are calculated using the following formula for purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income

+ Depreciation

+ Stock Based Compensation*

+ Amortization on Purchased Intangibles*

- Capital Expenditures

= Cash Earnings

+/- Net Interest Expense*

= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee

*Adjusted on an after tax basis

The following shows our cash earnings goals and actual achievement for 2012 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$1.1 billion	$1.4 billion	$1.7 billion	$1.2 billion

The compensation committee has discretion to make adjustments to the cash earnings target to reflect positive or negative effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect positive or negative effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2012, the committee approved adjustments regarding certain non-performance events, such as the Dow Jones/S&P joint venture, the divestiture of our Credit Market Analysis business and the market closure due to Hurricane Sandy, which included both positive and negative impacts to our cash earnings consistent with prior practice.

2012 bonus awards

Annual bonus opportunities are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. The committee approved the bonuses for the named executive officers for 2012 based on our achievement of cash earnings and in recognition of the previously discussed accomplishments set forth on page 32.

The table below shows the payout opportunities and actual bonus payments for 2012 as well as a comparison to actual 2011 cash bonuses for the named executive officers.

2012 Named Executive Officer Bonus Awards
Name	Bonus Plan Target as % of Salary	Bonus Plan Target	Bonus Plan Maximum as % of Salary	Bonus Plan Maximum	2012 Annual Bonus as % of Salary	2011 Annual Bonus	2012 Annual Bonus	Percentage Change
Phupinder S. Gill	100%	$926,154	200%	$1,852,308	65.76%	$836,362	$609,047	(27)%
James E. Parisi	100%	500,000	200%	1,000,000	65.76%	519,711	328,805	(37)
Terrence A. Duffy	100%	1,157,692	200%	2,315,385	65.76%	1,045,453	761,309	(27)
Kimberly S. Taylor	100%	600,000	200%	1,200,000	65.76%	575,000	394,565	(31)
Bryan T. Durkin	100%	600,000	200%	1,200,000	65.76%	628,475	394,565	(37)
Craig S. Donohue	150%	1,500,000	300%	3,000,000	98.64%	1,568,179	986,413	(37)

Our 2012 actual annual cash earnings results were 86% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at 66% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.

Other members of our senior management group have target bonus opportunities ranging from 75% to 100% of their base earnings.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.

Historically, we have used stock options and time-vested restricted stock as the primary long-term incentive vehicles. In September 2011, we enhanced our compensation program by introducing performance shares to our annual equity grant program for our senior management group, and in September 2012 the annual equity awards for members of our senior management group, other than Mr. Donohue, were comprised of 50% performance shares and 50% time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock price appreciation, provides for employee retention and directly aligns employee interests with shareholder value creation.

Equity grant practices

The following is a summary of our equity grant practices and the role of the committee in approving awards:

•	Options have a 10-year maximum term.

•	We used the closing price on the date of grant as the exercise price for option awards.

•

Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance based shares prior to the achievement of performance goals. Beginning with the 2010 annual equity grant, dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

•	Our annual equity awards are granted on September 15th or in the event the 15th is not a business day, the closest business day thereto.

•

At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Executive Chairman & President and CEO using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.

•

The committee has delegated authority to the CEO to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer within parameters set by the committee. The CEO provides the committee with an annual report on awards granted under such delegated authority.

In September 2012, the annual grants for our senior management group, other than Mr. Donohue, were comprised of 50% performance shares and 50% time-vested restricted stock. The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 37, we generally target total compensation in the 50th percentile of our peer group. Through our benchmarking process, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.

The committee has the discretion to adjust the annual equity awards for the Executive Chairman & President and CEO in a range of 15% above or below the target opportunity listed in the table on page 42 to distinguish for individual performance. The committee has the discretion to adjust equity awards for the other members of our senior management group from 0.5 to 1.5 times the target opportunities listed in the following table to distinguish for individual performance. In September 2012, all annual equity awards for the named executive officers were made at the target levels.

Performance shares tied to 2013-2015 performance

The September 2012 performance share award criteria were divided with 50% based on cash earnings growth on a per share basis and 50% based on total shareholder return relative to the S&P 500 for 2013 through 2015. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metrics:

Cash Earnings Growth Performance % of Target Award Earned
Below Threshold	Threshold	Target	Maximum
0	50%	100%	200%

Relative TSR Performance % of Target Award Earned
Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
0	50%	100%	200%

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

2012 annual equity award opportunities

The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2012.

2012 Named Executive Officer Equity Awards
Name	Annual Equity Award Target as % of Base Pay	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award(1)(2)
Phupinder S. Gill	175%	$1,750,000	100%	$1,750,000
James E. Parisi	175%	875,000	100%	875,000
Terrence A. Duffy	175%	2,187,500	100%	2,187,500
Kimberly S. Taylor	175%	1,050,000	100%	1,050,000
Bryan T. Durkin	175%	1,050,000	100%	1,050,000
Craig S. Donohue	350%	3,500,000	100%	3,500,000

(1)	Actual value of equity awards in 2012 was calculated using the closing price on the date of the grant on September 14, 2012 of $58.89. The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table. Additionally, the performance share portion of the equity award tied to the three-year cash earnings growth goal is not included in the Summary Compensation Table as the specific cash earnings growth goal was not approved by the compensation committee until 2013.

(2)	Amounts do not include the performance share awards granted under our initiative based program as those are determined based on individual participation in certain key corporate initiatives. Ms. Taylor is the only named executive officer who received such awards in 2012.

Initiative-based performance shares

In addition to annual equity awards, certain members of our senior management group are eligible to receive performance share awards based upon their contributions to select key corporate initiatives. Participation in such awards is at the recommendation of the Executive Chairman & President and CEO, subject to approval by the compensation committee. Under this program, awards are earned based on performance against initiative-specific operational milestones or financial goals as certified to by the committee.

In 2012, we granted such initiative-based performance shares to members of our senior management group, including Ms. Taylor, relating to three of our key strategic initiatives.

Performance-based grant of restricted stock

Messrs. Duffy and Gill do not participate in the foregoing initiative-based performance share program. In lieu of such participation, Messrs. Duffy and Gill are entitled to receive an additional grant of time-vested restricted stock with a value of up to 100% of their base salary based upon the achievement of outstanding performance as measured based on cash earnings and total shareholder return measured over the prior year:

Cash Earnings Performance	For each 0.1% Above 120% of Goal	At or Above 130% of Goal
Value of Performance Award as % of base salary	0.5%	50%

Relative TSR Performance	For each 0.1% Above 75th Percentile	At or Above 85th Percentile
Value of Performance Award as % of base salary	0.5%	50%

Since actual 2012 cash earnings was 86% of the target goal and CME Group’s total shareholder return was at the 44th percentile of the S&P 500, no shares were granted based on 2012 performance.

42	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Additional information on performance shares granted in 2011 tied to 2012 performance

Members of our senior management group received performance share awards in 2011 contingent on 2012 performance as part of their annual equity award as well as part of our initiative-based awards program. The following table shows total payout opportunities of these awards based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2013.

Named Executive Officer Performance Share Opportunity Tied to 2012 Performance
Name	Award Date	Performance Metric(1)	Performance Share Payout Opportunity			Actual Shares Earned
			Threshold	Target	Maximum
Phupinder S. Gill
	9/15/2011	2012 Cash Earnings	1,730	3,460	6,920	2,276
	9/15/2011	2012 TSR	1,730	3,460	6,920	3,044
	Total:		3,460	6,920	13,840	5,320
James E. Parisi
	9/15/2011	2012 Cash Earnings	1,080	2,160	4,320	1,420
	9/15/2011	2012 TSR	1,080	2,160	4,320	1,900
	Total:		2,160	4,320	8,640	3,320
Terrence A. Duffy
	9/15/2011	2012 Cash Earnings	2,165	4,330	8,660	2,848
	9/15/2011	2012 TSR	2,165	4,330	8,660	3,812
	Total:		4,330	8,660	17,320	6,660
Kimberly S. Taylor
	6/15/2011	2012 Key Strategic Initiative(2)	403	805	1,610	0
	9/15/2011	2012 Cash Earnings	1,080	2,160	4,320	1,420
	9/15/2011	2012 TSR	1,080	2,160	4,320	1,900
	Total:		2,563	5,125	10,250	3,320
Bryan T. Durkin
	9/15/2011	2012 Cash Earnings	1,245	2,490	4,980	1,636
	9/15/2011	2012 TSR	1,245	2,490	4,980	2,192
	Total:		2,490	4,980	9,960	3,828
Craig S. Donohue
	9/15/2011	2012 Cash Earnings	4,330	8,660	17,320	5,693
	9/15/2011	2012 TSR	4,330	8,660	17,320	7,621
	Total:		8,660	17,320	34,640	13,314

(1)

The company achieved 86.3% of the cash earnings target and 44th percentile TSR relative to the S&P 500, which resulted in 77% of the total target performance shares being earned (i.e., 65.75% of the target cash earnings shares were earned and 88% of the target TSR shares were earned).

(2)	Based on the Committee’s certification of performance, the pre-established goal associated with this award was not achieved and no shares were earned.

Health and Welfare Plans and Retirement Plans

All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.

In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 52.

Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and the Non-Qualified Deferred Compensation Plans on pages 51 and 52, respectively.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group, including Messrs. Duffy and Gill and, prior to his retirement, we provided monthly parking benefits to Mr. Donohue. Additionally, all of our senior level employees are entitled to an annual physical examination. The aggregate value of all perquisites received by each named executive officer in 2012 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

POST-EMPLOYMENT COMPENSATION

Our employment contracts contain reasonable provisions and ensure continuity of leadership

Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Our employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of three times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contracts contain compensation terms in line with our overall compensation program and philosophy. A description of the employment agreements we have with Messrs. Duffy and Gill and our former CEO, Mr. Donohue, is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 55.

We have reasonable change-in-control and other termination provisions

Change-in-control provisions assist us with retention during rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes in key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.

A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 53.

OTHER COMPENSATION POLICIES

We have established stock ownership guidelines to ensure alignment of interests with our shareholders

The committee has established the following stock ownership guidelines for the members of our senior management group:

•	The Executive Chairman & President and CEO: shares with a value equal to at least a multiple of five times base pay.

•	Other members of the senior management group: shares with a value equal to at least a multiple of three times their respective base pay.

Each individual has five years from the date of hire or promotion to achieve their ownership guideline.

The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally shares that are deemed “owned” for purposes of Section 16 of the SEC regulations (excluding unvested shares granted as restricted stock) are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.

We prohibit derivative transactions and hedging of ownership risk of our securities and have adopted a policy restricting the pledging of our Class A shares

To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock. The board also has adopted a policy prohibiting pledging of our Class A shares, subject to certain carve outs for existing arrangements as described on page 12.

44	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Our compensation committee and board annually review the total compensation of our senior management

To ensure that the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base pay, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. No changes to our program were made as a result of the most recent annual review. For more information on the operation of our compensation committee see page 29.

We have implemented a recoupment policy

In furtherance of our philosophy to ensure that the interests of our senior management are aligned with those of our shareholders, effective as of February 2010, the compensation committee recommended and the board approved a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our bonus programs based upon the restated calculation of our cash earnings or any other performance metric in effect at the time. We plan to continue to monitor the requirements to amend our recoupment policy for compliance with the provisions of the Dodd Frank Act once implemented by regulation.

TAX AND ACCOUNTING IMPLICATIONS

The committee recognizes that tax and regulatory factors may influence the structure of executive compensation programs, including:

Limit on Tax-Deductible Compensation. Section 162(m) of the Internal Revenue Service Code imposes a $1 million limit on the deduction that we may claim in any tax year with respect to compensation paid to any of the named executive officers, but excluding the principal financial officer. However, the code allows for certain types of performance-based exemptions to this $1 million limit, provided that the compensation plan meets certain requirements. Compensation payable solely on attainment of one or more performance goals is not subject to the deduction limit if: (i) the performance goals are objective, pre-established and determined by a committee composed solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Our shareholder approved bonus plan is designed to comply with the requirements of Section 162(m). However, the committee believes that shareholder interests are best served if the committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the committee reserves the right to authorize payments or take other actions that can result in the payment of compensation that is not deductible for income tax purposes.

Accounting for Stock-Based Compensation. We account for stock-based compensation, including all awards pursuant to our equity program, under the fair value method. We also estimate expected forfeitures of stock grants. The tax deduction is taken at the time the stock option is exercised or the restricted or performance shares vest, as applicable.

COMPENSATION COMMITTEE REPORT

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K.

The Compensation Committee—2012

J. Dennis Hastert, Chairman

Timothy S. Bitsberger

Mark E. Cermak

James A. Donaldson

Martin J. Gepsman

Larry G. Gerdes

Daniel R. Glickman

William R. Shepard

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	45

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the year ended December 31, 2012 by our named executive officers. In 2012, “salary” accounted for approximately 21% of the total compensation of the named executive officers as a whole and “non-equity incentive compensation” accounted for approximately 18% of such total compensation.

Name & Principal Position	Year	Salary ($)	Stock Awards ($)[1]	Option Awards ($)[1]
Phupinder S. Gill CEO[5]	2012 2011 2010	937,692 800,000 800,000	1,487,958 997,481 753,656	— 311,334 624,952
James E. Parisi CFO	2012 2011 2010	500,000 500,000 425,000	768,056 582,598 399,633	— 198,605 332,156
Terrence A. Duffy Executive Chairman & President[6]	2012 2011 2010	1,172,116 1,000,000 957,945	1,860,039 1,244,051 894,831	— 385,206 742,231
Kimberly S. Taylor President CME Clearing[7]	2012	600,000	1,107,516	—
Bryan T. Durkin COO	2012 2011 2010	600,000 575,000 575,000	916,019 974,265 541,894	— 228,359 449,435
Craig S. Donohue Former CEO[8]	2012 2011 2010	334,615 1,000,000 1,000,000	2,950,056 2,331,428 1,883,055	830,930 764,330 1,562,781

(1)	The amounts reflected in the “Stock Awards and Option Awards” columns reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. The Black-Scholes fair value of the 2012 option grant was calculated using the following assumptions: dividend yield of 4.5%; expected volatility of 40%; risk-free interest rate of 0.8% and expected life of 5.1 years. The fair value of the 2012 restricted stock grants was calculated using the closing price on April 30, 2012 of $53.16 and September 14, 2012 of $58.89. The fair value of performance shares based on cash earnings shown in 2012 was calculated using the closing price on March 5, 2012 of $56.20 and December 14, 2012 of $51.23. The fair value of performance shares based on TSR relative to the S&P 500 shown in 2012 was calculated using prices of $65.50 for April 30, 2012 and $56.32 for September 14, 2012, which were derived from Monte-Carlo simulations.

(2)	The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our bonus plans, which are discussed on page 39 under the “Bonus” heading. No other bonuses were paid.

(3)	The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 52.

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EXECUTIVE COMPENSATION (CONTINUED)

2011 SUMMARY COMPENSATION TABLE (continued)

(4)	Amounts included in the “All Other Compensation” column for 2012 are as follows:

	401(k) Company Contribution	Supplemental Plan (9)	Other (10)	Total
Phupinder S. Gill	$7,500	$141,793	$3,801	$153,094
James E. Parisi	7,500	61,380	1,350	70,230
Terrence A. Duffy	7,500	184,117	1,125	192,742
Kimberly S. Taylor	7,500	84,500	1,705	93,705
Bryan T. Durkin	7,500	88,778	1,620	97,898
Craig S. Donohue	7,500	139,995	781,609	929,104

(5)	Mr. Gill received an increase in his annual base salary from $800,000 to $1,000,000 effective as of May 1, 2012 in connection with our leadership transition. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned during the period.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	47

EXECUTIVE COMPENSATION (CONTINUED)

(6)	Mr. Duffy received an increase in his annual base salary from $1,000,000 to $1,250,000 effective as of May 1, 2012 in connection with our leadership transition. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned during the period. As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 53, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.

(7)	Ms. Taylor was not a named executive officer in 2011 or 2010.

(8)	Mr. Donohue retired from his position as CEO effective as of May 1, 2012. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned through May 1, 2012. Mr. Donohue’s compensation is discussed in detail under Donohue Retirement Agreement and 2012 Compensation on page 35.
(9)	The items included under the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the internal revenue code and thus must be excluded from consideration in qualified retirement plans.
(10)	The items included in the “Other” column are life insurance premiums paid by us for the benefit of the named executive officer and gross ups related to incremental tax obligations incurred by Mr. Gill and Ms. Taylor for time spent working in New York state. These payments are generally made available to our eligible employee population. Mr. Donohue was paid the following post-termination payments: $669,230 in remaining salary through December 31, 2012; $100,800 lump sum payment in respect to supplemental retirement contributions; and $9,111 for accrued and unused vacation balance in accordance with company policy. Mr. Donohue’s compensation is discussed in detail under Donohue Retirement Agreement and 2012 Compensation on page 35.

GRANTS OF PLAN-BASED AWARDS

The following table shows the possible payouts to our named executive officers in 2012 under our Annual Incentive Plan for Named Executive Officers (Messrs. Gill, Duffy, Durkin and Donohue and Ms. Taylor) and our Annual Incentive Plan (Mr. Parisi) and the equity awards granted under our Omnibus Stock Plan in 2012. For additional information on our equity and bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

Name	Type of Award(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
				Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Phupinder S. Gill	Bonus	n/a	n/a	$463,077	$926,154	$1,852,308
	PS-CE	3/5/12	9/14/11				1,730	3,460	6,920				$194,452
	PS-TSR	12/31/12	9/12/12				3,715	7,429	14,858				418,401
	RS	9/14/12	9/12/12							14,860			875,105
James E. Parisi	Bonus	n/a	n/a	250,000	500,000	1,000,000
	PS-CE	3/5/12	9/14/11				1,080	2,160	4,320				121,392
	PS-TSR	12/31/12	9/12/12				1,858	3,715	7,430				209,229
	RS	9/14/12	9/12/12							7,428			437,435
Terrence A. Duffy	Bonus	n/a	n/a	578,846	1,157,692	2,315,385
	PS-CE	12/31/12	9/12/12				4,643	9,286	18,572				522,988
	PS-TSR	9/14/12	9/12/12							18,572			1,093,705
	RS	3/5/12	9/14/11				2,165	4,330	8,660				243,346
Kimberly S. Taylor	Bonus	n/a	n/a	300,000	600,000	1,200,000
	PS-CE	3/5/12	9/14/11				1,080	2,160	4,320				121,392
	PS-TSR	12/31/12	9/12/12				2,229	4,457	8,914				251,018
	RS	9/14/12	9/12/12							8,916			525,063
	PS-IB	12/14/12	12/5/12				1,435	4,100	6,970				210,043
Bryan T. Durkin	Bonus	n/a	n/a	300,000	600,000	1,200,000
	PS-CE	3/5/12	9/14/11				1,245	2,490	4,980				139,938
	PS-TSR	12/31/12	9/12/12				2,229	4,457	8,914				251,018
	RS	9/14/12	9/12/12							8,916			525,063
Craig S. Donohue(4)	Bonus	n/a	n/a	750,000	1,500,000	3,000,000
	PS-CE	3/5/12	9/14/11				4,330	8,660	17,320				486,692
	PS-TSR	12/31/12	4/27/12				4,430	8,860	17,720				580,295
	RS	4/30/12	4/27/12							35,420			1,883,069
	Options	4/30/12	4/27/12								67,380	53.16	830,930
(1)	Bonus refers to 2012 annual bonus opportunity, PS-CE refers to performance shares granted tied to cash earnings achievement, PS-TSR refers to performance shares granted based on total shareholder return relative to the S&P 500, RS refers to restricted stock awards, PS-IB refers to initiative based performance shares granted based on certain key company initiatives, and Options refers to stock option awards.
(2)	The amounts shown in the “Threshold,” “Target” and “Maximum” columns reflect the bonus opportunity for our named executive officers based upon their annual bonus target and are dependent upon the level of cash earnings achieved.
(3)	Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity grants in September. On March 5, 2012, our compensation committee approved the cash earnings goal for 2012 for the performance shares awarded in September 2011. On September 12, 2012, our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on page 42. Grants of performance shares and time-vested restricted stock were made on September 14, 2012. The amounts in the “Threshold,” “Target” and “Maximum” columns reflect the performance shares awarded in September 2011 based on cash earnings achievement during 2012, and the performance shares awarded in September 2012 based on total shareholder return relative to the S&P 500 during 2013-2015. The performance shares based on 2013-2015 cash earnings growth per share are not included as the specific cash earnings goal was not approved by the compensation committee until 2013.
(4)	Mr. Donohue’s 2012 annual equity award was approved by the compensation committee on April 27, 2012. Mr. Donohue’s compensation is discussed in detail under Donohue Retirement Agreement and 2012 Compensation on page 35.

48	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2012 for each named executive officer.

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Phupinder S. Gill	12/31/2012	—	—	$—	—	—		$—	3,715	(3)	$188,239
	9/14/2012	—	—	—	—	14,860		752,956	—		—
	3/5/2012	—	—	—	—	—		—	2,276	(4)	115,325
	12/31/2011	—	—	—	—	—		—	3,044	(5)	154,239
	9/15/2011	4,270	12,810	54.37	9/15/2021	10,395		526,715	—		—
	3/15/2011	—	—	—	—	1,135	(6)	57,510	—		—
	9/15/2010	15,560	15,560	54.30	9/15/2020	6,940		351,650	—		—
	9/15/2009	15,060	5,020	56.87	9/15/2019	2,485		125,915	—		—
	6/16/2008	15,600	3,900	83.88	6/16/2018	685		34,709	—		—
	6/15/2007	9,950	—	110.54	6/15/2017	—		—	—		—
	6/15/2006	20,025	—	88.13	6/15/2016	—		—	—		—
	6/15/2005	35,000	—	50.39	6/15/2015	—		—	—		—
	6/14/2004	74,000	—	25.40	6/14/2014	—		—	—		—
	1/1/2004	19,000	—	14.47	1/1/2014	—		—	—		—
	6/6/2003	24,500	—	12.60	6/6/2013	—		—	—		—
James E. Parisi	12/31/2012	—	—	$—	—	—		$—	1,858	(3)	$94,145
	9/14/2012	—	—	—	—	7,428		376,377	—		—
	3/5/2012	—	—	—	—	—		—	1,420	(4)	71,951
	12/31/2011	—	—	—	—	—		—	1,900	(5)	96,273
	9/15/2011	2,670	8,010	54.37	9/15/2021	6,495		329,102	—		—
	9/15/2010	8,270	8,270	54.30	9/15/2020	3,680		186,466	—		—
	9/15/2009	7,350	2,450	56.87	9/15/2019	1,210		61,311	—		—
	6/16/2008	6,960	1,740	83.88	6/16/2018	305		15,454	—		—
	6/15/2007	7,400	—	110.54	6/15/2017	—		—	—		—
	6/15/2006	7,475	—	88.13	6/15/2016	—		—	—		—
	6/15/2005	11,500	—	50.39	6/15/2015	—		—	—		—
	12/15/2004	4,500	—	44.80	12/15/2014	—		—	—		—
	6/14/2004	15,000	—	25.40	6/14/2014	—		—	—		—
	3/15/2004	1,000	—	19.02	3/15/2014	—		—	—		—
Terrence A. Duffy	12/31/2012	—	—	$—	—	—		$—	4,643	(3)	$235,261
	9/14/2012	—	—	—	—	18,572		941,043	—		—
	3/5/2012	—	—	—	—	—		—	2,848	(4)	144,308
	12/31/2011	—	—	—	—	—		—	3,812	(5)	193,154
	9/15/2011	5,340	16,020	54.37	9/15/2021	12,990		658,203	—		—
	3/15/2011	—	—	—		1,370	(6)	69,418	—		—
	9/15/2010	18,480	18,480	54.30	9/15/2020	8,240		417,521	—		—
	9/15/2009	15,890	7,945	56.87	9/15/2019	3,930		199,133	—		—
	6/16/2008	24,700	6,175	83.88	6/16/2018	1,080		54,724	—		—
	6/15/2007	27,550	—	110.54	6/15/2017	—		—	—		—
	12/15/2006	17,375	—	105.90	12/15/2016	—		—	—		—
Kimberly S. Taylor	12/31/2012	—	—	$—	—	—		$—	2,229	(3)	$112,943
	12/14/2012	—	—	—	—	—		—	1,435	(7)	72,711
	9/14/2012	—	—	—	—	8,916		451,774	—		—
	3/5/2012	—	—	—	—	—		—	1,420	(4)	71,951
	12/31/2011	—	—	—	—	—		—	1,900	(5)	96,273
	9/15/2011	2,670	8,010	54.37	9/15/2021	6,495		329,102	—		—
	6/15/2011	—	—	—		—		—	645	(8)	32,682
	9/15/2010	9,730	9,730	54.30	9/15/2020	4,340		219,908	—		—
	9/15/2009	6,270	2,090	56.87	9/15/2019	1,035		52,443	—		—
	6/16/2008	6,500	1,625	83.88	6/16/2018	285		14,441	—		—
	6/15/2007	7,400	—	110.54	6/15/2017	—		—	—		—
	6/15/2006	7,400	—	88.13	6/15/2016	—		—	—		—
	6/15/2005	13,000	—	50.39	6/15/2015	—		—	—		—

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	49

EXECUTIVE COMPENSATION (CONTINUED)

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Bryan T. Durkin	12/31/2012	—	—	$—	—	—		$—	2,229	(3)	$112,943
	9/14/2012	—	—	—	—	8,916		451,774	—		—
	3/5/2012	—	—	—	—	—		—	1,636	(4)	82,896
	12/31/2011	—	—	—	—	—		—	2,192	(5)	111,069
	9/15/2011	3,070	9,210	54.37	9/15/2021	7,470		378,505	—		—
	3/15/2011	—	—	—		5,315	(6)	269,311	—		—
	9/15/2010	11,190	11,190	54.30	9/15/2020	4,990		252,843	—		—
	9/15/2009	8,970	2,990	56.87	9/15/2019	1,480		74,992	—		—
	6/16/2008	9,280	2,320	83.88	6/16/2018	405		20,521	—		—
	9/14/2007	9,200	—	109.72	9/14/2017	—		—	—		—
	1/3/2006	11,250	—	50.01	1/3/2016	—		—	—		—
	10/18/2005	25,625	—	28.80	10/18/2015	—		—	—		—
Craig S. Donohue(10)	12/31/2012	—	—	$—	—	—		$—	4,430	(9)	$224,468
	4/30/2012	67,380	—	53.16	5/1/2016	—		—	—		—
	9/15/2011	42,700	—	54.37	5/1/2016	—		—	—		—
	9/15/2010	77,820	—	54.30	5/1/2016	—		—	—		—
	9/15/2009	56,880	—	56.87	5/1/2016	—		—	—		—

(1)	Subject to acceleration or termination in certain circumstances, stock option and restricted stock awards granted between 2009 and 2012 vest over a four-year period, with 25% vesting one year after the grant date with an additional 25% vesting on each anniversary date thereafter. Equity awards granted between 2003 through 2008 vest over a five-year period, with 20% vesting one year after the grant date and an additional 20% vesting on each anniversary date thereafter.
(2)	Market value was determined using the closing price on December 31, 2012 of $50.67.
(3)	Reflects performance shares awarded in September 2012 tied to TSR relative to the S&P 500 during 2013-2015, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level. The performance shares awarded in September 2012 tied to the achievement of cash earnings growth per share during 2013-2015 do not appear in this table because the goal was not approved until 2013.
(4)	Reflects performance shares awarded in September 2011 earned based on the achievement of cash earnings during 2012; payout value shown reflects actual performance results, whereby 65.75% of the target shares were earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.
(5)	Reflects performance shares awarded in September 2011 earned based on the achievement of TSR relative to the S&P 500 during 2012; payout value shown reflects actual performance results, whereby 88% of the target shares were earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.
(6)	Reflects restricted shares awarded as a portion of the 2010 annual bonus. These shares vest in full on the second anniversary of the grant date.
(7)	Reflects performance shares awarded in December 2012 tied to initiative-specific operational milestones and financial goals, which will vest in full, if earned, following the completion of the performance periods; payout value shown assumes achievement of the threshold performance level.
(8)	Reflects performance shares awarded in June 2011 tied to initiative-specific operational milestones and financial goals, which will vest in full, if earned, following the completion of the performance period; payout value shown assumes achievement of the threshold performance level.
(9)	Reflects performance shares awarded in April 2012 tied to TSR relative to the S&P 500 during 2013, which will vest in full, if earned, following the completion of the one-year performance period; payout value shown assumes achievement of the threshold performance level. The performance shares awarded in April 2012 tied to the achievement of cash earnings during 2013 do not appear in this table because the goal was not approved until 2013.
(10)	Mr. Donohue’s compensation is discussed in detail under Donohue Retirement Agreement and 2012 Compensation on page 35 and Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 53.

50	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock option exercises by our named executive officers and the vesting of their restricted stock in 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Phupinder S. Gill	—	$—	10,400		$609,212
James E. Parisi	4,000	169,440	5,740		336,291
Terrence A. Duffy	—	—	14,280		834,660
Kimberly S. Taylor	48,000	1,675,825	5,875		344,307
Bryan T. Durkin	—	—	7,155		420,017
Craig S. Donohue	246,000	7,412,903	124,879	(1)	6,443,647

(1)	Includes 13,314 performance shares awarded in September 2011 earned based on the achievement of cash earnings and TSR relative to the S&P 500 during 2012; based on actual performance results, 77% of the target shares were earned. These shares vested on May 1, 2012 pursuant to the terms of Mr. Donohue’s retirement agreement, however the number of shares earned was not certified until March 8, 2013. The value of these shares was determined using the closing price on December 31, 2012 of $50.67.

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements. Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2012, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base pay, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the internal review service code, which was $250,000 in 2012:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

The table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service		Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Phupinder S. Gill	23		$336,498	$—
James E. Parisi	23		261,011	—
Terrence A. Duffy	5		107,191	—
Kimberly S. Taylor	23		308,028	—
Bryan T. Durkin	30	(2)	543,577	—
Craig S. Donohue	22	(3)	n/a	323,419

(1)	In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 4.1% as of December 31, 2012; and projected future investment crediting rate assumption of 4% as of December 31, 2012. The retirement age is the earliest unreduced retirement age as defined in our pension plan. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.
(2)	Includes Mr. Durkin’s prior service with CBOT and benefits previously accrued under the legacy CBOT pension plan.
(3)	Mr. Donohue retired during 2012 and his benefit was paid out as a lump sum amount on September 1, 2012.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	51

EXECUTIVE COMPENSATION (CONTINUED)

NON-QUALIFIED DEFERRED COMPENSATION PLANS

All of our senior level employees, including our named executive officers, are eligible to defer up to 55% of their annual base salary and up to 100% of their bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2012 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination depending upon the time of the distribution election and the requirements of applicable law. The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions.

Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the internal revenue code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” In addition to the Senior Management Supplemental Deferred Savings Plan, some named executive officers below may have a balance in the Supplemental Executive Retirement Plan, which is a legacy CME Group nonqualified plan that was frozen on January 1, 2006. Though no further contributions were made to this plan since that time, there are still returns on investments within this plan that are included in the table below. The aggregate balance at year-end in the table below includes any balance the named executive officer may have in this plan as well as the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/12
Phupinder S. Gill	$—	$141,793	$579,864	$—	$4,100,639
James E. Parisi	50,000	61,380	116,789	—	1,617,623
Terrence A. Duffy	—	184,117	131,549	—	1,108,575
Kimberly S. Taylor	120,000	84,500	351,464	—	2,919,691
Bryan T. Durkin	—	88,777	47,355	—	457,121
Craig S. Donohue	—	139,995	188,744	2,249,188	—

(1)	All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 46.
(2)	The amounts included under the “Registrant Contributions” column consist of: 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.
(3)	“Aggregate Earnings in the Last Fiscal Year” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings in Last Fiscal Year” represent amounts earned on contributions made in 2012 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.

52	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

We have existing employment agreements with two of our named executive officers: Messrs. Gill and Duffy. We had an employment agreement with Mr. Donohue, our former CEO, which was superseded in 2012 in connection with our execution of a retirement agreement with Mr. Donohue in May 2012. These contractual commitments are summarized below. For Mr. Parisi, Ms. Taylor and for Mr. Durkin, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under our employment agreements and general policies are shown in the table beginning on page 56.

Employment Agreements and other Compensation Arrangements with Named Executive Officers

As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. The following is a summary of the key terms of our current executed employment agreements with Messrs. Gill and Duffy, which were amended and restated effective as of April 18, 2012 in connection with our CEO transition process, as well as our employment agreement with our former CEO, Mr. Donohue.

	Duffy	Gill	Donohue
Agreement term:	December 31, 2015	December 31, 2014	December 31, 2012
Minimum base salary:	$1,250,000	$1,000,000	$1,000,000
Annual bonus (based on % of base salary):	Based upon level in the organization and the compensation program as approved by the compensation committee.		Threshold 75%; Target 150%; Maximum 300%
Equity compensation (based on % of base salary):	Based upon level in the organization and the compensation program as approved by the compensation committee.		350%
Mix of equity compensation for annual equity award:	Based upon level in the organization and the compensation program as approved by the compensation committee.		25% options; 25% performance shares; 50% time vested restricted stock
Termination without cause:

In addition to accrued benefits:

•    Lump sum payment equal to the greater of (i) one times his then current base salary and (ii) the remaining base salary payable during the remaining term up to two times his current base salary.

•    All equity awards granted since the date of the individual’s prior employment agreement and granted during the term of the current agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest only upon the achievement of the applicable goals.

•    All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

•    Medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.

In addition to accrued benefits:

•    Lump sum payment equal to two times the sum of his then current base salary and the amount of his bonus at the threshold level.

•    All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest only upon the achievement of the applicable goals.

•    All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

•    Insurance and health benefits for two years.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	53

EXECUTIVE COMPENSATION (CONTINUED)

	Duffy	Gill	Donohue
Actual change of control:	All options and time-vesting restricted shares shall become vested and any performance based shares shall remain outstanding and vest in accordance with the achievement of the applicable goals. If terminated within 60 days prior to a change of control without cause, all options and time-vesting restricted shares that would have otherwise vested upon the change of control shall vest and any performance based shares shall remain outstanding and vest in accordance with the achievement of the applicable goals.		All equity awards shall become vested within one year of the change of control; provided Mr. Donohue is not terminated for cause. If terminated within 60 days prior to a change of control within one year after without cause or a resignation due to good reason, all awards that would have otherwise vested upon the change of control shall vest and any awards granted during the term of the agreement shall remain exercisable for four years from the date of termination but not beyond their expiration date.
Death:

In addition to accrued benefits:

•   All equity awards granted since the date of the individual’s prior employment agreement or granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

•   All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

Disability:	Same as in the event of death with the addition of medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.		Same as in the event of death.
Voluntary termination:	Accrued benefits and medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.		Accrued benefits.
Voluntary termination for good reason/diminishment of duties:	Same as in the event of termination without cause.
Additional benefits:	In the event that life insurance coverage results in taxable income to his beneficiaries, CME Group will provide a gross up.	No provision.	No provision.
Non-compete and non-solicitation:	During the term of the agreement and for one year after may not compete with the organization or solicit its employees.
Treatment of equity awards upon expiration of term:

In the event that (i) executive is still employed upon the expiration of the employment term and is willing and able to continue to perform the job duties and (ii) the board elects not to continue employment for reasons other than a reason which would constitute cause:

•   All equity awards granted since the date of the individual’s prior employment agreement or granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals.

•   All options granted during the term will be exercisable for four years from the date of termination but not beyond their expiration date.

•   Medical and dental benefits until the earlier to occur of (i) the fourth anniversary of the termination or (ii) the date comparable coverage is secured.

All equity awards granted during the term of the agreement shall automatically vest with exception of any performance based shares which will remain outstanding and vest in accordance with the achievement of the applicable goals and all options shall be exercisable for four years from the date of termination but not beyond their expiration date.

54	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

Other CME Policies and Practices

The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.

Annual Performance Bonuses

In accordance with the terms of our bonus plans, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata bonus.

Severance Plans

The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance.

Severance Pay for Senior Employees	2 weeks per year of service, 6 week minimum, up to 39 weeks
Severance Pay for Other Exempt Employees	2 weeks per year of service, 4 week minimum, up to 26 weeks
Severance Pay for Non-Exempt Employees	1 week per year of service, 4 week minimum, up to 26 weeks

Additionally, the plan provides for COBRA coverage and outplacement services as well as acceleration of any outstanding unvested stock options and restricted shares that would have otherwise vested during the severance pay period.

Equity Plans

As a result of our mergers with CBOT Holdings and NYMEX Holdings, we have three employee equity plans: the Omnibus Stock Plan, the CBOT equity plan and the NYMEX equity plan. With the exception of Messrs. Duffy and Durkin, all grants to the named executive officers as employees were made under the Omnibus Stock Plan. Mr. Duffy received grants under the Director Stock Plan prior to his hiring as an executive. Prior to our merger with CBOT, Mr. Durkin received equity awards under the terms and conditions of the CBOT equity plan. In connection with the receipt of shareholder approval of certain amendments to our Omnibus Stock Plan in 2009, we agreed to freeze future grants of shares under the CBOT equity plan and the NYMEX equity plan. The terms of the Omnibus Stock Plan provide that in the event of death, the employee’s beneficiaries would vest in any outstanding equity awards. In the event of termination due to disability, restricted stock awards become vested. Awards granted under the Omnibus Stock Plan automatically vest upon a change of control, with performance shares granted prior to May 23, 2012 vesting at the maximum level and performance shares granted after May 23, 2012 vesting at the greater of actual performance at the time of the change of control or the target level.

All of our equity plans contain provisions relating to the vesting of outstanding awards at the time of a change of control (as defined in the plans). In general, a change of control will be deemed to have occurred if:

•	Another entity owns more than 50% of the voting power of our common stock (all equity plans).

•

A transaction occurs in which any person is deemed to be the “beneficial owner” of at least 20% of our voting securities except for certain passive investors or as a result of a reorganization (CBOT equity plan).

•	Individuals who previously comprised our board or who were nominated by our board’s nominating committee cease to constitute at least a majority of our board (all equity plans).

•	The sale, transfer or disposition of substantially all of our assets (CBOT equity plan and NYMEX equity plan).

•	The approval of our complete liquidation or dissolution (Omnibus Plan).

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	55

EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS

The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2012 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below. Additional amounts may be paid in respect of pension and defined compensation benefits. Mr. Donohue retired effective May 1, 2012. Mr. Donohue’s post-termination payments are described under Donohue Retirement Agreement and 2012 Compensation on page 35 and included in the Summary Compensation Table. See the previous sections entitled Pension Benefits and Non-Qualified Deferred Compensation Plans.

	Termination Due to:
	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability
Phupinder S. Gill
Total Cash Severance(1)	$—	$—	$2,000,000	$2,000,000	$2,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	2,871,874	2,871,874	2,871,874	2,871,874	2,871,874
Continuation of Health & Welfare Benefits(3)	—	79,191	79,191	79,191	79,191	—	79,191
Other Accrued Pay and Benefits(4)	—	—	—	—	—	609,047	609,047
Total:	$—	$79,191	$4,951,065	$4,951,065	$4,951,065	$3,480,921	$3,560,112
James E. Parisi
Total Cash Severance(1)	$—	$—	$—	$375,000	$375,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	415,849	1,782,976	1,564,082	1,564,082
Continuation of Health & Welfare Benefits(3)	—	—	—	13,272	13,272	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	328,805	328,805
Total:	$—	$—	$—	$804,121	$2,171,248	$1,892,887	$1,892,887
Terrence A. Duffy
Total Cash Severance(1)	$—	$—	$2,500,000	$2,500,000	$2,500,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	3,618,547	3,618,547	3,618,547	3,618,547	3,618,547
Continuation of Health & Welfare Benefits(3)	—	119,040	119,040	119,040	119,040	—	119,040
Other Accrued Pay and Benefits(4)	—	—	—	—	—	761,309	761,309
Total:	$—	$119,040	$6,237,587	$6,237,587	$6,237,587	$4,379,856	$4,498,896
Kimberly S. Taylor
Total Cash Severance(1)	$—	$—	$—	$450,000	$450,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	441,538	2,377,183	2,052,135	2,052,135
Continuation of Health & Welfare Benefits(3)	—	—	—	4,589	4,589	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	394,565	394,565
Total:	$—	$—	$—	$896,127	$2,831,772	$2,446,700	$2,446,700
Bryan T. Durkin
Total Cash Severance(1)	$—	$—	$—	$450,000	$450,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	778,849	2,404,292	2,151,955	2,151,955
Continuation of Health & Welfare Benefits(3)	—	—	—	13,809	13,809	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	394,565	394,565
Total:	$—	$—	$—	$1,242,658	$2,868,101	$2,546,520	$2,546,520

(1)	Cash severance amounts represent contractual amounts for Messrs. Duffy and Gill under the termination situations as previously described. Estimated cash severance amounts for Mr. Parisi, Ms. Taylor and Mr. Durkin are based upon our severance policy for senior leaders of CME Group. As of December 31, 2012, Mr. Parisi had 24 years of service, Ms. Taylor had 23 years of service and Mr. Durkin had 30 years of service for purposes of the policy.
(2)	Amounts shown for the “Value of Equity Subject to Accelerated Vesting” are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding options, restricted stock and performance shares as applicable. For purposes of this analysis, for Messrs. Duffy and Gill, for performance awards tied to 2012 performance, the actual number of shares earned were used in the calculations; for performance awards tied to performance beyond 2012, the target number of shares were used in the calculations. For Mr. Parisi, Ms. Taylor and Mr. Durkin, for performance awards tied to 2012 performance, the actual number of shares earned were used for involuntary termination (given the performance period would have ended on December 31, 2012, however accelerated vesting would be subject to approval by the compensation committee), the maximum number of shares were used for change in control termination, and the target number of shares were used in the death and disability scenarios; for performance awards tied to performance beyond 2012, the target number of shares was used in all scenarios. Note that vesting of performance shares would not be accelerated in the case of involuntary termination if the performance period was not completed. Our stock plan was amended in 2012 to provide for performance awards to vest at the greater of actual or target performance in the case of a change in control. The values were determined using the closing price on December 31, 2012 of $50.67.
(3)	Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreements with Messrs. Duffy and Gill to provide them with certain continuing benefits as described above and include the amount of COBRA coverage under our severance policy for Mr. Parisi, Ms. Taylor and Mr. Durkin, which is available to all employees. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay consistent with benefits provided to other employees on a broad basis.
(4)	Amounts shown for the “Other Accrued Pay and Benefits” in event of death or disability include accrued bonus payments pursuant to our bonus plans based on actual bonus amounts for 2012.

56	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional committees.

Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member compensation package consist of an annual equity stipend, an annual cash stipend, committee and board meeting fees, committee chairperson retainers for our audit, compensation, finance, governance, market regulation oversight and nominating committees and a stipend for our lead director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.

Our most recent review showed that the median of our pay for our non-executive directors (annual equity stipend, annual cash stipend and meeting fees) fell below the 50th percentile of our peer group. (See page 37 for the companies within our peer group.) No changes to the board’s compensation were recommended as a result of the review. The committee plans to conduct similar reviews in the future.

The compensation of our board members is set forth in the table entitled Director Compensation Table on page 58.

FEES AND BENEFIT PLANS FOR NON-EXECUTIVE DIRECTORS

The compensation committee is responsible for reviewing and recommending to the board the compensation for our non-executive directors. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends
Annual cash stipend(1)	$25,000
Annual retainer for chairs of audit, compensation, finance, governance, market regulation oversight and nominating committees	$20,000
Annual equity stipend(2)	$75,000
Annual lead director stipend	$25,000

Meeting Fees
Board meeting fee(3)	$1,500
Board committee meeting fee for audit, compensation, executive, finance, governance, market regulation oversight and nominating committees(3)	$1,500
Additional meeting fee for serving as chair of audit, compensation, finance, governance, market regulation oversight and nominating committees	$500
Meeting fee for members of the strategic steering committee and any functional exchange committee and for meetings of the CBOT directors(3)(4)	$1,000

(1)	Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.

(2)	Shares received are granted under our 2005 Director Stock Plan and are not subject to any vesting restrictions.

(3)	The fee for telephonic participation in a regularly scheduled meeting is 50% of that for in-person participation. However, it is within the discretion of the Executive Chairman & President for board and executive committee meetings and within the discretion of the particular chairman of our other committees to determine if it is appropriate to pay the full meeting fee, taking into consideration the member’s ability to participate based upon the particular circumstances. It is within the discretion of a committee to create a subcommittee to address a specific issue and to determine whether members of such subcommittee should receive fees up to the amount of the regular committee meeting fee for their participation in such subcommittee.

(4)	Our CBOT directors were required to review certain CBOT rule changes in connection with our merger until our 2012 annual meeting. In the event an official meeting of the CBOT directors was necessary, Mr. Carey had the discretion to approve the compensation of those CBOT directors in attendance in an amount of $1,000 each.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	57

DIRECTOR COMPENSATION (CONTINUED)

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.

The following table provides information regarding the compensation earned during the year ended December 31, 2012 by each of our directors, except for Messrs. Duffy, Gill and Donohue. The compensation for Messrs. Duffy, Gill and Donohue as our named executive officers is set forth in the Summary Compensation Table on page 46.

DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation		Total
Jeffrey M. Bernacchi	$58,750	$75,072	$—		$133,822
Timothy S. Bitsberger	66,250	75,072	—		141,322
Charles P. Carey	52,439	75,072	322,870	(3)	450,381
Mark E. Cermak	64,902	75,072	—		139,974
Dennis H. Chookaszian	103,526	75,072	—		178,598
Jackie M. Clegg	71,321	99,918	—		171,239
Robert F. Corvino(4)	32,993	—	—		32,993
James A. Donaldson	58,750	75,072	—		133,822
Martin J. Gepsman	111,750	75,072	—		186,822
Larry G. Gerdes	107,654	99,918	—		207,572
Daniel R. Glickman	96,396	75,072	—		171,468
J. Dennis Hastert	72,167	75,072	—		147,239
Bruce F. Johnson	44,750	75,072	—		119,822
Gary M. Katler	82,691	75,072	—		157,763
Leo Melamed	59,597	75,072	300,000	(5)	434,669
William P. Miller II	100,250	75,072	—		175,322
Joseph Niciforo	53,722	75,072	—		128,794
C.C. Odom II	53,250	75,072	—		128,322
James E. Oliff	102,139	75,072	—		177,211
Ronald A. Pankau	52,750	75,072	—		127,822
John L. Pietrzak(4)	28,399	—	—		28,399
Edemir Pinto (6)	—	—	—		—
Alex J. Pollock(7)	105,404	99,918	—		205,322
John F. Sandner	58,499	75,072	200,000	(8)	333,571
Terry L. Savage	70,750	75,072	—		145,822
William R. Shepard	70,255	99,918	—		170,173
Howard J. Siegel	72,127	99,918	—		172,045
Christopher Stewart	60,500	75,072	—		135,572
Dennis A. Suskind	59,250	75,072	—		134,322
David J. Wescott	39,250	75,072	—		114,322

(1)	The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, board meeting fees, committee meeting fees (board, functional and subcommittee) and annual retainers for the chairs of the audit, compensation, finance, governance, market regulation oversight and nominating committees, including amounts deferred under our Director Deferred Compensation Plan. Board committee and functional committee meeting fees are subject to an overall cap of $100,000 per year. Fees for meetings of the board of directors are not subject to a cap.

58	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

DIRECTOR COMPENSATION (CONTINUED)

(2)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. Actual value of stock awards in 2012 was calculated using the closing price on June 25, 2012 of $53.43. The awards represent our annual grant to our non-executive board members. The annual equity stipends granted to our non-executive directors are not subject to any vesting restrictions. See the table entitled Directors, Director Nominees and Executive Officers on page 61 for the complete stock ownership of our board members. No other awards were made to our non-executive board members in 2012. Awards valued at $75,072 are due to share rounding and awards in excess of $75,072 are due to the director’s election to receive additional shares in lieu of all or a portion of his or her annual cash stipend.

(3)	In October 2011, we entered into a consulting agreement with Mr. Carey. Under the terms of the agreement, Mr. Carey was entitled to consulting fees of $500,000 during the term of the agreement, which expired as of our 2012 annual meeting. Mr. Carey also receives fees for his service on our board.

(4)	Individual retired from the board as of the 2012 annual meeting.

(5)	Consists of consulting fees. Does not include amounts reimbursed by CME Group for Mr. Melamed’s expenses submitted in connection with his consulting arrangement described below.

(6)	We have a cross-equity ownership agreement with BM&FBOVESPA, in which we have an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in our Class A common stock. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. Each party has the right to maintain its board seat during the term of the strategic partnership, subject to election by the shareholders and certain minimum stock ownership requirements. As Mr. Pinto is serving in connection with the companies’ contractual commitments, he does not receive compensation from us for his services on our board.

(7)	Mr. Pollock chairs our nominating committee and for a portion of the year chaired our compensation committee. He also was appointed to the role of lead director in August 2012. For these services, Mr. Pollock elected to receive a single stipend payment of $25,000 in 2012.

(8)	Consists of consulting fees.

2005 DIRECTOR STOCK PLAN

Our Director Stock Plan provides for the issuance of up to 625,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.

STOCK OWNERSHIP GUIDELINES

Our non-executive board members, other than Mr. Pinto, are subject to stock ownership guidelines valued at two times the total annual retainer/eight times the cash portion of the retainer, or $200,000. Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. Mr. Pinto is not subject to the ownership guidelines as he serves as the representative of BM&FBOVESPA, which owns approximately 5% of our outstanding common stock, and he does not receive compensation in connection with his service on our board.

CONTRACTUAL RELATIONSHIPS WITH CERTAIN DIRECTORS

Mr. Carey. In October 2011, we entered into a consulting agreement with Mr. Carey. Mr. Carey was entitled to receive fees of $500,000 for his consulting services until the agreement expired as of our 2012 annual meeting. During the term and for one year thereafter, Mr. Carey is restricted from rendering services to any competitor or otherwise competing with us. Mr. Carey also receives compensation for his service on our board.

Mr. Melamed. We have two consulting agreements with Mr. Melamed. One applies during the time he serves on our board and the other applies upon his retirement from the board with a term through the end of his lifetime.

In accordance with the terms of the agreement in effect during his board service, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $190,000 annually for non-travel expenses, including office and secretarial expenses. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter. Mr. Melamed also receives compensation for his service on our board.

Under the terms of the agreement in effect upon Mr. Melamed’s retirement from the board, he will provide us with similar consulting services and will receive $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred relating to his service. We will also provide office and secretarial support during the term of the agreement. Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement without our prior written consent. In the event the agreement is terminated during Mr. Melamed’s lifetime he will continue to be subject to the non-compete provisions for one year after such termination.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	59

DIRECTOR COMPENSATION (CONTINUED)

Mr. Sandner. Under the terms of our consulting agreement with Mr. Sandner, he will provide us with consulting services relating to the financial services industry and related matters within Mr. Sandner’s areas of expertise. For his consulting services, Mr. Sandner receives $200,000 per annum plus all reasonable and necessary out-of pocket travel and other expenses incurred in connection with the consulting services. Under the agreement, Mr. Sandner may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter. Mr. Sandner’s consulting agreement will expire as of December 31, 2013. Mr. Sandner also receives compensation for his service on our board. Mr. Sandner serves as our representative on the board of directors of DME Holdings Limited and receives compensation directly from such entity for his services. Such amounts are not included in the Director Compensation Table.

We also have employment agreements with Messrs. Duffy and Gill, which are described above in the section entitled Potential Payments upon Termination or Change-in-Control on page 53.

60	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK

The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 46 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning five percent or more of our Class A common stock as of March 27, 2013 for everyone except Mr. Donohue. Mr. Donohue’s ownership is shown as of July 31, 2012, which is 90 days from the date of his retirement. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of March 27, 2013 or July 31, 2012. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors, Director Nominees and Executive Officers

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Terrence A. Duffy(2)(3)	161,464	1	—	—	1
Phupinder S. Gill(2)	341,238	—	—	—	—
Jeffrey M. Bernacchi(4)	61,559	1	—	—	—
Timothy S. Bitsberger	6,010	—	—	—	—
Charles P. Carey(5)	24,108	1	—	1	—
Mark E. Cermak(6)	25,389	—	—	—	—
Dennis H. Chookaszian(7)	8,420	—	—	—	—
Jackie M. Clegg	8,173	—	—	—	—
James A. Donaldson	20,311	—	—	—	—
Martin J. Gepsman(8)	42,588	—	—	1	1
Larry G. Gerdes	24,373	—	—	—	—
Daniel R. Glickman(9)	10,700	—	—	—	—
J. Dennis Hastert	6,860	—	—	—	—
Paul J. Heffernan	4	1	—	—	—
Bruce F. Johnson(10)	104,963	1	—	—	1
Gary M. Katler	1,000	—	—	—	—
Peter J. Kosanovich	12	—	—	3	—
Leo Melamed(11)	12,514	—	1	—	—
William P. Miller	8,510	—	—	—	—
Joseph Niciforo(12)	27,096	1	—	1	—
C.C. Odom, II	10,003	—	—	—	—
James E. Oliff(13)	27,758	—	1	—	1
Ronald A. Pankau(14)	2,744	—	1	—	—
Edemir Pinto(15)	—	—	—	—	—
Alex J. Pollock(16)	12,170	—	—	—	—
John F. Sandner	143,895	3	2	4	1
Terry L. Savage(17)	10,510	—	—	—	—
William R. Shepard(18)	182,237	5	5	2	1
Howard J. Siegel	75,972	1	—	1	—
Christopher Stewart	7,429	—	—	—	—
Dennis A. Suskind	7,585	—	—	—	—
David J. Wescott(19)	69,252	—	1	1	1
Steven E. Wollack	500	1	—	—	—
James E. Parisi(2)	124,935	—	—	—	—

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	61

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK (CONTINUED)

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Kimberly S. Taylor(2)	140,222	—	—	—	—
Bryan T. Durkin(2)	122,114	—	—	—	—
Craig S. Donohue(20)	581,640	—	—	—	—

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

(2)	Class A shares for Messrs. Duffy, Gill, Parisi and Durkin and Ms. Taylor include an aggregate of 69,625; 232,965; 72,125; 78,585 and 52,970 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of March 27, 2013.

(3)	Includes 495 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(4)	Includes one Class B-1 share assigned to one of our members firms in connection with our exchange rules.

(5)	Mr. Carey shares indirect ownership of eight Class A shares, one Class B-1 share and one Class B-3 share with Mr. Niciforo that are owned directly by Henning & Carey Trading of which Mr. Carey is a partner.

(6)	Includes 94 Class A shares held in the name of Mr. Cermak’s spouse.

(7)	Includes 1,000 Class A shares held in the name of Mr. Chookaszian’s spouse.

(8)	Includes 495 Class A shares and one Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power. Includes 17,950 Class A shares that have been used as a capital contribution to a limited liability company which is a holding company to one of our clearing firms.

(9)	Includes 2,100 Class A shares held in trust.

(10)	Includes 102,215 Class A shares that are pledged by Mr. Johnson to a third party for purposes of securing a personal revolving credit line in connection with his futures trading business. Mr. Johnson has undertaken to own shares with a value meeting our stock ownership guidelines for directors that are not subject to the pledging arrangement no later than July 1, 2013.

(11)	Mr. Melamed’s Class B-2 share is held indirectly through a trust. Includes 5,000 Class A shares that are pledged in connection with a margin account relating to Mr. Melamed’s futures trading business.

(12)	Mr. Niciforo shares indirect ownership of eight Class A shares, one Class B-1 share and one Class B-3 share with Mr. Carey that are owned directly by Henning & Carey Trading of which Mr. Niciforo is a principal.

(13)	Includes one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power.

(14)	Includes one Class B-2 share assigned to one of our members firms in connection with our exchange rules.

(15)	Mr. Pinto serves as the board representative of BM&FBOVESPA S.A. Mr. Pinto does not receive compensation for his service on our board and, therefore, does not receive any equity under our Director Stock Program and is not subject to our stock ownership guidelines.

(16)	Includes 2,000 Class A shares held in name of Mr. Pollock’s spouse.

(17)	All Class A shares held in trust.

(18)	Includes 495 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.

(19)	Includes 495 Class A shares and one Class B-4 share as to which Mr. Wescott shares joint ownership.

(20)	Includes 244,780 stock options that were exercisable as of July 31, 2012.

Directors and Executive Officers as a Group (45 persons)

Class of Common Stock	Total Shares	Percent of Class(1)
Class A(2)	2,292,145	*	%
Class B-1	13	2.1%
Class B-2	11	1.4%
Class B-3	10	*	%
Class B-4	7	1.7%
Total Class A & B	2,292,186	*	%

*	Less than 1%.

(1)	Based on 333,878,167 shares of Class A common stock ; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of March 27, 2013.

(2)	Total shares of Class A common stock include an aggregate of 754,315 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of March 27, 2013.

Shareholders Owning Five Percent or More

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)
Capital World Investors(2)	35,386,210	10.6%
BM&FBOVESPA S.A.(3)	16,977,720	5.1%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock as of March 27, 2013 voting together. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

(2)	Capital World Investors filed a Scheduled 13G on January 9, 2013, which states that its address is 333 South Hope Street, Los Angeles, CA 900071, and that it has sole dispositive power with respect to 35,386,210 shares of Class A common stock and has sole voting power of 27,045,500 shares of Class A common stock.

(3)	BM&FBOVESPA S.A.—Bolsa de Valores, Mercadorias e Futuros filed a Schedule 13D on July 26, 2010, which states that its address is Praca Antonio Prado, 48, 7º andar—Centro, São Paulo, SP, Brazil 010101-901, and that it has sole voting and dispositive power with respect to 16,977,720 shares of Class A common stock. CME Group and BM&FBOVESPA have entered into a share purchase agreement as part of a series of transactions to further their existing strategic partnership. Pursuant to the agreement, BM&FBOVESPA is entitled to designate one board member to our board of directors as long as it continues to hold at least (a) 10,186,635 shares of our Class A common stock or (b) 2% of our outstanding Class A common stock, provided certain other conditions are satisfied.

62	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

OTHER BUSINESS

CERTAIN BUSINESS RELATIONSHIPS WITH RELATED PERSONS

Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of 5 percent or more of our outstanding Class A common stock, and the immediate family members of these individuals. Our Office of the Secretary, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions including compensation and ordinary course trading activity on any of our exchanges are considered pre-approved, and thus do not require specific approval under the policy.

In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family of a related party is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such individual did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.

We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.

Transactions Relating to Trading Activity

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms which include charges for trades executed and cleared on behalf of their customers some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments which are not derived from our financial records because they are processed indirectly through a clearing firm are set forth below but the actual amounts are not included.

•	Mr. Carey is a partner in, and Mr. Niciforo is a principal of, the firm Henning & Carey Trading. Henning & Carey made payments to us of approximately $427,000 in 2012.

•

Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $60.0 million relating to trading activity, and we made payments to the firm of approximately $10.1 million for market making activity in 2012.

•	Mr. Stewart served as the CEO of Gelber Group LLC, one of our clearing firms, until his retirement in April 2012. In 2012, Gelber Group made payments to us of approximately $5.0 million.

•	Mr. Wescott is part owner in one of our member firms which made payments to us in excess of $120,000 in 2012.

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. Our other board members and director nominees who participate in our markets also incur trading fees but such fees were below $120,000 during 2012. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	63

OTHER BUSINESS (CONTINUED)

Leasing Relationships

In connection with our merger with CBOT, we acquired its building which is the location of our Chicago open outcry trading floors. In April 2012, we completed the sale of a portion of the building and transferred our existing tenant leasing arrangements to the new owner. Prior to the transfer of the leasing arrangements, we received the following lease payments in connection with ongoing leasing arrangements with our board members in accordance with terms previously approved by our audit committee:

•	Mr. Stewart served as the CEO of Gelber Group until April 2012. In 2012, we received approximately $380,000 from Gelber Group.

•	Mr. Wescott is the President of the Dowd/Wescott Group, which made payments to us of approximately $430,000.

The committee received a report on these leasing relationships as part of its review of ongoing related party transactions. As we have transferred the leasing arrangements in connection with this location to the buyer of the building, we no longer are receiving payments from these individuals in connection with leasing activity.

BM&FBOVESPA Strategic Partnership

Mr. Pinto has served as a member of our board of directors since February 2011. Mr. Pinto is the CEO of BM&FBOVESPA. CME Group has a cross-equity ownership agreement with BM&FBOVESPA, in which CME Group has an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in CME Group. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. CME Group holds a seat on the BM&FBOVESPA board of directors, which is filled by one of our board members. In addition to the cross-equity investment agreement, the companies also have in place commercial agreements providing for the development of a new multi-asset class electronic trading platform and an order routing agreement. During 2012, CME Group received payments of approximately $4.0 million, net of any withholding taxes, in connection with its commercial agreements with BM&FBOVESPA. These commercial arrangements were entered into prior to Mr. Pinto’s appointment to the board, were negotiated on an arm’s length basis and were approved by the board of directors of CME Group. As the arrangements were entered into prior to Mr. Pinto’s appointment, the transactions were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

Employment of Family Members

An in-law of Mr. Pankau is employed by us in a non- officer position. The employment relationship occurred prior to Mr. Pankau’s service on our board. The employee received compensation in 2012 of approximately $221,000 (part of which included an annual equity award) and other benefits provided to employees at the same level. The compensation is in accordance with our standard compensation practices applicable to similarly-situated employees. The audit committee ratified this related party transaction in 2011 and received a report on the 2012 compensation arrangements as part of its review of ongoing related party transactions.

CHARITABLE AND CIVIC CONTRIBUTIONS

We believe that it is both a responsibility and a privilege to give back to the global communities where we live and work. Through our charitable programs and foundations, we are able to put change in motion that will positively impact the lives of those in need. Through our corporate foundation, CME Group Community Foundation, we made charitable grants focused on the locations where we do business and provided support to three primary areas of concern: children in need, education, and health and human services. Members of our board also serve on the board of two independent charitable organizations: CME Group Foundation and the CBOT Foundation. The CME Group Foundation was endowed by the Chicago Mercantile Exchange Trust and the CBOT Foundation was endowed by its members. Our board members and executive officers may have affiliations with organizations that have received donations from these charitable entities. In 2012, individual donations made by the CME Group Community Foundation and by the CBOT Foundation to such affiliated organizations were not in excess of $120,000 and donations made by the CME Group Foundation were not in excess of $250,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during 2012, all of our officers and directors complied with their Section 16(a) filing requirements; except that a timely made filing for Ms. Taylor inadvertently excluded one of her tax withholding transactions which was subsequently reported on an amendment.

64	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

OTHER BUSINESS (CONTINUED)

LEGAL PROCEEDINGS

CVM, the Brazilian regulatory agency for the BM&FBOVESPA exchange, has from time to time commenced administrative proceedings relating to activity within BM&FBOVESPA’s markets. As a result of his role as an executive of BM&FBOVESPA, Mr. Pinto has been named in past and pending actions regarding oversight of compliance with applicable rules by the market participants involved in such actions. It is within its normal course of its procedures for the CVM to name an individual officer of an exchange in such cases and is not a reflection on Mr. Pinto’s experience or ability to serve on the board of CME Group.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	65

GENERAL INFORMATION ABOUT THE MEETING

When and where is the annual meeting?

The annual meeting of shareholders of CME Group will be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.

Who may attend the annual meeting?

All holders of Class A and Class B common stock on March 27, 2013, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.

Are there any rules for admission to the annual meeting?

Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited and admission will be accepted on a first-come, first-served basis.

If you plan to attend the meeting, you should register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on your proxy card, voter instruction form or notice. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification, such as a driver’s license or passport. If you have do not have a printed registration confirmation, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were a registered shareholder or held your shares in street name on the record date by:

—	verifying your name and stock ownership against our list of registered shareholders; or

—

reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or your notice of internet availability of proxy materials for the 2013 annual meeting (internet notice), if you hold your shares in street name; or

•	You are validly acting as proxy;

—	for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or

—

for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or internet notice showing the street name holder’s shares as described above.

If you do not have a valid form of picture identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on March 27, 2013, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement or internet notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. Please allow ample time for the admission procedures described above.

Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

Will the annual meeting be webcast?

Yes. A live webcast of the annual meeting will be provided from our Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on listen to webcast for the CME Group Inc. 2013 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.

What company sponsored proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?

Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:

•	Item 1: The election of nine Equity directors.

•	Item 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2013.

•	Item 3: An advisory vote on the compensation of our named executive officers, referred to as the “Say on Pay” proposal.

66	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

What shareholder sponsored proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?

Under Item 4, you are being asked to consider a shareholder proposal, if presented at the annual meeting, to provide for shareholder proxy access. As discussed in this proxy statement, we recommend that you vote AGAINST the proposal. We received a similar proposal in 2012, which failed to receive support from a majority of the votes cast.

What proposals are the Class B shareholders being asked to vote on?

Holders of our Class B-1 and Class B-3 shares are being asked to vote on the election of one director for their respective class, each from a slate of two candidates, Item 5. In addition, holders of Class B-1, Class B-2 and Class B-3 shares are being asked to vote on the election of five members to their respective Class B-1, Class B-2 and Class B-3 nominating committees each from a slate of ten candidates, Item 6.

Who is entitled to vote?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 27, 2013, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 27, 2013 was as follows:

Class	Shares Outstanding
Class A	333,878,167
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were 3,042 holders of record of our Class A common stock and 1,688 holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for Items 5 and 6. The respective class of Class B shares will vote as a single class in Items 5 and 6.

How do I vote?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

•	Via the Internet—by voting electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting. If you wish to vote by the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, May 21, 2013.

•	By mail—by submitting the proxy card in the envelope provided. Be sure to allow sufficient time for delivery.

•

By telephone (owners of Class A shares only)—by calling 1-800-690-6903. You will need to reference the control number on your proxy card when voting. If you wish to vote by telephone, you may vote until 10:59 p.m., Central Time, on Tuesday, May 21, 2013. Due to the fact that the Class B proposals are contested, telephone voting will not be available for Class B shareholders.

•	In person—by voting your proxy card at the annual meeting.

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote in person at the annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not affect your right to change your vote and/or to attend the meeting.

What is a shareholder of record?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares. Therefore, if you are not a registered shareholder, you will need to bring additional documentation to evidence your stock ownership as of the record date, such as, a copy of your brokerage account statement showing ownership as of the record date, a letter from your broker, bank or other nominee or a copy of your voting instruction card in order to be admitted to the annual meeting.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	67

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

What does it mean if I received more than one proxy/voting instruction card?

This means that you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one card. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares. Therefore, if you own both Class A and Class B shares you will receive more than one proxy card.

If you receive more than one proxy/voting instruction card, you must vote each card to ensure that all shares you own are voted.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the nine Equity directors nominees.

•	“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2013.

•	“FOR” the advisory resolution approving the compensation of our named executive officers as described in this proxy statement.

•	“AGAINST” the shareholder proposal, if presented.

•	“ABSTAIN” from voting for the Class B directors, if applicable.

•	“ABSTAIN” from voting for the Class B nominating committees, if applicable.

If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

For shareholders of record: You may change or revoke your vote by submitting a written notice of revocation directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by submitting another proxy card, voting electronically or by telephone or by voting at the annual meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Your most recent vote is the one that is counted.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Broadridge will act as the inspector of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspector of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How are votes counted?

In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of March 27, 2013, must be present in person or represented by proxy. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda—the ratification of our independent registered public accounting firm—“broker non-votes” received on the other proposals will also be counted for purposes of establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular proposal under the rules of NASDAQ and has not received instructions from the beneficial owner.

To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the annual meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

68	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

How many votes are required for approval for each proposal?

Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal. The affirmative majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on the subject matter at the annual meeting, voting together as a single class, is required to approve each of Items 2, 3 and 4. The election of our Equity directors in Item 1, Class B directors in Item 5, and Class B nominating committees in Item 6 is done by plurality voting with the nominees receiving the highest number of “FOR” votes being elected.

Proxies marked “withhold” will be excluded entirely from the vote on election of Equity directors, election of each Class B director and election of Class B-1, Class B-2 and Class B-3 nominating committees, and will therefore have no effect on the elections. Proxies marked “abstain” are not considered a vote “FOR” or “AGAINST” a proposal and will be excluded entirely from the vote in Items 2, 3 and 4 and such abstentions will have the same effect as a vote “against” such proposals.

Because the ratification of our independent registered public accounting firm in Item 2 is considered a routine matter, your bank or broker will have discretionary authority to vote your shares held in street name on this proposal alone. All other proposals are not considered routine matters, and therefore your bank or broker will not have discretionary authority to vote your shares held in street name on those proposals. Such broker non-votes will have no impact, as they are not entitled to vote on the subject matter, in Items 1, 3 and 4. Votes cast for Items 5 and 6 are only held by registered owners.

Who pays for the solicitation of proxies?

CME Group pays the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $10,500, plus out-of-pocket expenses, to assist in the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote. Additionally, nominees for Class B director may make solicitations to our shareholders. Such nominees are responsible for the costs incurred in connection with their individual solicitation efforts.

When are shareholder proposals due for the 2014 annual meeting?

To be considered for inclusion in the 2014 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than December 10, 2013. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our corporate secretary not earlier than the close of business on January 22, 2014 (the 120th day) and not later than the close of business on February 21, 2014 (the 90th day) prior to the anniversary of the 2013 annual meeting (May 22, 2013); provided, however, that in the event that the date of the 2014 annual meeting is more than 30 days before or more than 60 days after May 22, 2014, to be timely, notice must be delivered not earlier than the close of business on the 120th day prior to the actual date of the 2014 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2014 annual meeting or, if the first public announcement of the date of the 2014 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2014 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws in order to be considered.

Shareholder proposals should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by fax to her attention at 312.930.4556.

Are there any matters to be voted on at the meeting that are not included in the proxy statement?

At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

Where can I find the voting results of the annual meeting?

We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting as required by SEC regulations.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	69

GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

If I received paper copies of materials, can I receive future proxy materials online?

Yes. If you chose this option you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

Why did I receive a notice by mail without printed copies of the proxy materials?

As permitted by rules adopted by the SEC, we are making this proxy statement and our 2012 annual report available to our shareholders electronically via the Internet. On or about April 12, 2013, we mailed a notice containing instructions on how to access this proxy statement and our 2012 annual report and vote over the Internet. If you received a notice by mail, you will not receive a printed copy of the materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the materials. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of these materials, you should follow the instructions for requesting such materials included in the notice.

Why did members of my household only receive one set of proxy materials but more than one proxy card?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive separate copies of the proxy materials, or if you receive multiple copies of proxy materials and wish to receive only one copy, please go to www.computershare.com/investor. After the login, go to “My Profile”, select “CME” in the drop down box which specifies your holdings and select “Communication Preference” to choose your preferred method (post or email) of delivery for Shareholder Meeting Materials.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

Can I get additional copies of the proxy materials?

Yes. Additional copies of our 2012 annual report and this proxy statement are available free of charge upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

Where can I find information on CME Group’s corporate governance policies and other materials referenced in this proxy statement?

Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at www.cmegroup.com under Investor Relations-Corporate Governance section of the website. You may also request hard copies of such materials by sending a request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

70	Notice of Annual Meeting of Shareholders and 2013 Proxy Statement

APPENDIX A

Categorical Independence Standards

A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A common stock or Class B common stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A common stock is greater than five percent (5%) of the outstanding Class A common stock or if the ownership of shares of any series of Class B common stock is greater than five percent (5%) of the outstanding Class B common stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer, director, trustee or is employed as a fundraiser of a civic or charitable organization that receives significant financial contributions from CME, CBOT, NYMEX or the from any of its related charitable foundations (excluding payments pursuant to a matching gift program). For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis, provided, however, that any contribution less than $200,000 or two percent (2%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, shall be presumed to be insignificant.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

Notice of Annual Meeting of Shareholders and 2013 Proxy Statement	A-1

HEADQUARTERS

CME Group Inc.

20 South Wacker Drive

Chicago, Illinois 60606

312.930.1000 TEL

312.466.4410 FAX

www.cmegroup.com

info@cmegroup.com

INVESTOR RELATIONS

CME Group Inc.

20 South Wacker Drive

Chicago, Illinois 60606

312.930.8491

SHAREHOLDER RELATIONS

CME Group Inc.

20 South Wacker Drive

Chicago, Illinois 60606

312.930.3484

FINANCIAL REPORTS

Copies of this report and CME Group’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are filed with the Securities and Exchange Commission and are available online at www.cmegroup.com, or to shareholders upon written request to Shareholder Relations at the above address. The company is required to file as an exhibit to its 2012 Annual Report on Form 10-K a certification under Section 302 of the Sarbanes-Oxley Act of 2002 signed by the chief executive officer and the chief financial officer. Copies of these certifications are available to shareholders upon written request to Shareholder Relations at the above address.

STOCK LISTING

CME Group Class A common stock is listed on The NASDAQ Global Select Market under the ticker symbol “CME.” CME Group Class B common stock is not listed on a national securities exchange or traded in an organized over the-counter market. Each class of Class B common stock is associated with membership in a specific division of the CME exchange.

TRANSFER AGENT

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

312.360.5104

(Automated interactive voice response systems are available 24 hours a day. Press zero for live customer support 8:00 a.m. to 5:00 p.m. central time on any day the U.S. equity markets are open.)

www.computershare.com

ANNUAL MEETING

The 2013 Annual Meeting of Shareholders will be held at 3:30 p.m. central time, on Wednesday, May 22, 2013, at CME Group Inc. 20 South Wacker Drive, Chicago, Ill. All shareholders of record as of March 27, 2013 are cordially invited to attend. To attend you must present identification. Beneficial shareholders must also bring proof of ownership as of the record date. Please allow sufficient time to clear security.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

155 North Wacker Drive

Chicago, Illinois 60606

CORPORATE COMMUNICATIONS

CME Group Inc.

20 South Wacker Drive

Chicago, Illinois 60606

312.930.3434

CUSTOMER SERVICE

For customer service assistance, call 800.331.3332. Outside the United States, please call 312.930.2316. To provide feedback on customer service at CME Group, please call 866.652.1132 or e-mail customerfeedback@cmegroup.com.

CORPORATE GOVERNANCE

At www.cmegroup.com, shareholders can view the company’s corporate governance principles, charters of all board level committees, the categorical independence standards, board of directors code of ethics, employee code of conduct and the director conflict of interest policy. Copies of these documents are available to shareholders without charge upon written request to Shareholder Relations at the address listed above.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time on May 21, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M53440-P35758	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.
1. Election of Directors			☐	☐	☐
Nine will be elected to the Board of Directors
01) Terrence A. Duffy	06)	Joseph Niciforo
02) Charles P. Carey	07)	C.C. Odom II
03) Mark E. Cermak	08)	John F. Sandner
04) Martin J. Gepsman	09)	Dennis A. Suskind
05) Leo Melamed

							For	Against	Abstain

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.							☐	☐	☐

3. Advisory vote on the compensation of our named executive officers.							☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Proposal 4.
4. Shareholder proposal regarding proxy access.							☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

If you plan to attend the meeting on May 22, 2013, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT!

Please take a moment to vote your shares of Class A common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2012 Annual Report are available at www.proxyvote.com.

M53441-P35758

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 22, 2013.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 27, 2013, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3 AND TO VOTE “AGAINST” PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

20 S. WACKER DRIVE CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M53442-P35758	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.
1. Election of Directors				☐	☐	☐
Nine will be elected to the Board of Directors
01)	Terrence A. Duffy	06)	Joseph Niciforo
02)	Charles P. Carey	07)	C.C. Odom II
03) 04)	Mark E. Cermak Martin J. Gepsman	08) 09)	John F. Sandner Dennis A. Suskind				The Board of Directors is not providing recommendations on Proposals 5 and 6.
05)	Leo Melamed

				For	Against	Abstain	5. Election of Class B-1 Director

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.				☐	☐	☐	Vote “FOR” one nominee to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the other nominee.	For	Against	Abstain
3. Advisory vote on the compensation of our named executive officers.				☐	☐	☐	5a. Paul J. Heffernan (PJH) 5b. Howard J. Siegel (EGLE)	☐ ☐	☐ ☐	☐ ☐
The Board of Directors recommends a vote “AGAINST” Proposal 4.							6. Election of 2014 Class B-1 Nominating Committee
4. Shareholder proposal regarding proxy access.				☐	☐	☐	Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.	For	Against	Abstain

    6a. William C. Bauman (WCB)

    6b. Thomas A. Bentley (TAB)

    6c. Michael J. Downs (BMR)

    6d. Stephen F. French (FS)

    6e. John C. Garrity (JCG)

    6f. Bradley S. Glass (BRAD)

    6g. Mark S. Kobilca (HTR)

    6h. Brian J. Muno (BJM)

    6i. Michael J. Small (SML)

    6j. Kenneth G. Zekich (KZ)

								☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

If you plan to attend the meeting on May 22, 2013, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT!

Please take a moment to vote your shares of Class B-1 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2012 Annual Report are available at www.proxyvote.com.

M53443-P35758

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 22, 2013.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 27, 2013, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3, TO VOTE “AGAINST” PROPOSAL 4 AND TO “ABSTAIN” FROM PROPOSALS 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M53444-P35758	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.
1. Election of Directors				☐	☐	☐
Nine will be elected to the Board of Directors
01)	Terrence A. Duffy	06)	Joseph Niciforo
02)	Charles P. Carey	07)	C.C. Odom II
03)	Mark E. Cermak	08)	John F. Sandner
04)	Martin J. Gepsman	09)	Dennis A. Suskind
05)	Leo Melamed
				For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.				☐	☐	☐

The Board of Directors is not providing a recommendation on Proposal 5.

5.   Election of 2014 B-2 Nominating Committee

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-2 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

3. Advisory vote on the compensation of our named executive officers.				☐	☐	☐
The Board of Directors recommends a vote “AGAINST” Proposal 4.								For	Against	Abstain
4. Shareholder proposal regarding proxy access.				☐	☐	☐	5a. Justin R. Bouchard (BOU)	☐	☐	☐
							5b. Jeffrey R. Carter (CR)	☐	☐	☐
							5c. Richard J. Duran (RJD)	☐	☐	☐
							5d. Yra G. Harris (YRA)	☐	☐	☐
							5e. Donald M. Karel (KK)	☐	☐	☐
							5f. Donald J. Lanphere Jr. (DJ)	☐	☐	☐
							5g. Michael E. Lattner (LATO)	☐	☐	☐
							5h. Patrick J. Mulchrone (PJM)	☐	☐	☐
							5i. Gregory J. Veselica (GV)	☐	☐	☐
							5j. Barry D. Ward (BDW)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)	Date

If you plan to attend the meeting on May 22, 2013, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT!

Please take a moment to vote your shares of Class B-2 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2012 Annual Report are available at www.proxyvote.com.

M53445-P35758

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 22, 2013.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 27, 2013, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3, TO VOTE “AGAINST” PROPOSAL 4 AND TO “ABSTAIN” FROM PROPOSAL 5 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M53446-P35758	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.
1. Election of Directors				☐	☐	☐
Nine will be elected to the Board of Directors
01)	Terrence A. Duffy	06)	Joseph Niciforo
02)	Charles P. Carey	07)	C.C. Odom II
03) 04)	Mark E. Cermak Martin J. Gepsman	08) 09)	John F. Sandner Dennis A. Suskind				The Board of Directors is not providing a recommendation on Proposals 5 and 6.
05)	Leo Melamed
				For	Against	Abstain	5. Election of Class B-3 Director

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.				☐	☐	☐	Vote “FOR” one nominee to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the other nominee.	For	Against	Abstain
3. Advisory vote on the compensation of our named executive officers. The Board of Directors recommends a vote “AGAINST” Proposal 4.				☐	☐	☐	5a. Peter J. Kosanovich (MGLA ) 5b. Steven E. Wollack (WLAK)	☐ ☐	☐ ☐	☐ ☐
4. Shareholder proposal regarding proxy access.				☐	☐	☐	6. Election of 2014 Class B-3 Nominating Committee
Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

							6a. J. Kenny Carlin (JKC)	☐	☐	☐
							6b. Bryan P. Cooley (COOL)	☐	☐	☐
							6c. Laurence E. Dooley (LED)	☐	☐	☐
							6d. Mario J. Florio (MRO)	☐	☐	☐
							6e. Christopher P. Gaffney (GAF)	☐	☐	☐
							6f. David P. Gaughan (VAD)	☐	☐	☐
							6g. Timothy F. Hendricks (TH)	☐	☐	☐
							6h. Matthew J. Mokszycki (MTMO)	☐	☐	☐
							6i. Timothy J. Nagy (NGY)	☐	☐	☐
							6j. Donald J. Sliter (SLI)	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]				Date			Signature (Joint Owners)		Date

If you plan to attend the meeting on May 22, 2013, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT!

Please take a moment to vote your shares of Class B-3 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2012 Annual Report with 10-K Wrap are available at www.proxyvote.com.

M53447-P35758

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 22, 2013.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 27, 2013, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3, TO VOTE “AGAINST” PROPOSAL 4 AND TO “ABSTAIN” FROM PROPOSALS 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 21, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Time on May 21, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M53448-P35758	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends votes “FOR” Proposals 1, 2 and 3.

1. Election of Directors		☐	☐	☐
Nine will be elected to the Board of Directors
01) Terrence A. Duffy	06) Joseph Niciforo
02) Charles P. Carey	07) C.C. Odom II
03) Mark E. Cermak	08) John F. Sandner
04) Martin J. Gepsman	09) Dennis A. Suskind
05) Leo Melamed

						For	Against	Abstain

2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.						☐	☐	☐

3. Advisory vote on the compensation of our named executive officers.						☐	☐	☐

The Board of Directors recommends a vote “AGAINST” Proposal 4.
4. Shareholder proposal regarding proxy access.						☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

If you plan to attend the meeting on May 22, 2013, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT!

Please take a moment to vote your shares of Class B-4 common stock of

CME Group Inc.

for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and CME Group 2012 Annual Report are available at www.proxyvote.com.

M53449-P35758

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 22, 2013.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 22, 2013, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 27, 2013, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2 AND 3 AND TO VOTE “AGAINST” PROPOSAL 4 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.